                           SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                 Synetic, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

Notes:

[SYNETIC LOGO]

                                 SYNETIC, INC.
                                669 RIVER DRIVE
                      ELMWOOD PARK, NEW JERSEY  07407-1361

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD MARCH 25, 1998


     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Synetic, Inc. (the "Company") will be held at 9:30 A.M., local time, on Wednesday, March 25, 1998, at the St. Regis Hotel, Two East 55th Street, Versailles Room, New York, New York 10022, for the following purposes:

     1.   To elect four members to the Company's Board of Directors.

     2. To consider and act upon a proposal to adopt an amendment to the Company's Certificate of Incorporation to eliminate the Company's classified Board of Directors and to provide for annual election of all directors commencing at next year's Annual Meeting of Stockholders of the Company.

     3. To consider and act upon a proposal to adopt an amendment to the Company's Certificate of Incorporation to eliminate the requirement that provisions of the Certificate of Incorporation relating to the classification of the Board of Directors and the election of one-third of the Board of Directors at each annual meeting may only be amended with the affirmative vote of the holders of two-thirds of the shares entitled to vote in the election of directors.

     4. To consider and act upon a proposal to adopt an amendment to the Company's Certificate of Incorporation to eliminate cumulative voting in the election of directors.

     5. To consider and act upon a proposal to adopt an amendment to the Company's Certificate of Incorporation to eliminate the requirement that provisions of the Certificate of Incorporation relating to cumulative voting may only be amended with the affirmative vote of the holders of two-thirds of the shares entitled to vote in the election of directors.

     6. To consider and act upon a proposal to adopt an amendment to the Company's Certificate of Incorporation to provide that any director may be removed, either with or without cause, at any time, by the affirmative vote of a majority of the outstanding shares entitled to vote.

     7. To consider and act upon a proposal to adopt an amendment to the Company's Certificate of Incorporation to eliminate the requirement that provisions of the Certificate of Incorporation relating to the power to remove directors or to fill vacancies on the Board of Directors may only be amended with the affirmative vote of the holders of two-thirds of the shares entitled to vote in the election of directors.

     8. To consider and act upon a proposal to adopt an amendment to the Company's Certificate of Incorporation to eliminate the requirement that the provision of the Company's By-laws setting the maximum number of directors may only be amended with the affirmative vote of the holders of two-thirds of the shares entitled to vote in the election of directors.

     9. To consider and act upon a proposal to adopt an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 50 million to 100 million.

     10. To consider and act upon a proposal to ratify and approve the Company's Amended and Restated 1989 Class A Stock Option Plan to, among other things, increase the number of shares issuable thereunder by 1,000,000 to 2,200,000, extend the term of the plan through the tenth anniversary of the date on which stockholders approve the plan and comply with Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

     11. To consider and act upon a proposal to ratify and approve the Company's Amended and Restated 1989 Class B Stock Option Plan to, among other things, increase the number of shares issuable thereunder by 2,000,000 to 3,600,000, extend the term of the plan through the tenth anniversary of the date on which stockholders approve the plan and comply with Section 162(m) of the Code.

     12. To consider and act upon a proposal to ratify and approve the Company's Amended and Restated 1991 Special Nonqualified Stock Option Plan to, among other things, increase the number of shares issuable thereunder by 500,000 to 2,750,000, extend the term of the plan through the tenth anniversary of the date on which stockholders approve the plan and comply with Section 162(m) of the Code.

     13. To consider and act upon a proposal to ratify and approve the grant, on June 23, 1997, of a nonqualified option to acquire 250,000 shares of Common Stock to an officer of the Company.

     14. To ratify the appointment of Arthur Andersen LLP as independent auditors of the Company for the fiscal year ending June 30, 1998.

     15. To consider and transact such other business as may properly be brought before the Meeting or any adjournment or postponement thereof.

     Only stockholders of record at the close of business on February 19, 1998 will be entitled to vote at the Meeting. The stock transfer books will not be closed.

                              By Order of the Board of Directors


                              Charles A. Mele
                              Secretary
Elmwood Park, New Jersey

February 26, 1998


                       ____________________________

A proxy card and the Annual Report of the Company for the fiscal year ended June 30, 1997 are enclosed.



                             YOUR VOTE IS IMPORTANT

          To ensure that your interests will be represented at the Meeting, whether or not you plan to attend the Meeting, please complete, date, sign and mail your proxy promptly in the enclosed postage-paid envelope. Stockholders who attend the Meeting in person may revoke their proxies and vote in person if they desire.

                                 SYNETIC, INC.
                                669 RIVER DRIVE
                      ELMWOOD PARK, NEW JERSEY  07407-1361

                                ---------------

                                PROXY STATEMENT

                                ---------------

                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MARCH 25, 1998

                                ---------------



     This Proxy Statement and the enclosed form of proxy are furnished to stockholders of Synetic, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company from holders of outstanding shares of its common stock, par value $.01 per share ("Common Stock"), for use at the Annual Meeting of Stockholders (the "Meeting") to be held on Wednesday, March 25, 1998 and at any adjournment or postponement thereof. The approximate date on which this Proxy Statement and the related form of proxy are first being sent to stockholders is [February 26], 1998.

     If the enclosed proxy is properly signed and returned, and if the stockholder specifies a choice on the proxy, the shares of Common Stock represented by the proxy will be voted (or withheld from voting) in accordance with the stockholder's choice. If the proxy is signed and returned but no specification is made, the proxy will be voted as follows:

     . FOR the election of each of the nominees for director listed below ("Proposal One"), allocating that stockholder's votes evenly among the four nominees;

     . FOR the proposal ("Proposal Two") to amend the Certificate of Incorporation of the Company (the "Charter") to eliminate the Company's classified Board of Directors and to provide for annual election of all directors;

     . FOR the proposal ("Proposal Three") to amend the Charter to eliminate the requirement that provisions of the Charter relating to the classification of the Board of Directors and the election of one-third of the Board of Directors at each annual meeting may only be amended with the affirmative vote of the holders of two-thirds of the shares entitled to vote in the election of directors;

     . FOR the proposal ("Proposal Four") to amend the Charter to eliminate cumulative voting;

     . FOR the proposal ("Proposal Five") to amend the Charter to delete the requirement that provisions of the Charter relating to cumulative voting may only be amended with the affirmative vote of the holders of two-thirds of the shares entitled to vote in the election of directors;

     . FOR the proposal ("Proposal Six") to amend the Charter to provide that any director may be removed, either with or without cause, at any time, by the affirmative vote of a majority of the outstanding shares entitled to vote;

     . FOR the proposal ("Proposal Seven") to amend the Charter to delete the requirement that provisions of the Charter relating to the power to remove directors or to fill vacancies on the Board of Directors may only be amended with the affirmative vote of the holders of two-thirds of the shares entitled to vote in the election of directors;

     . FOR the proposal ("Proposal Eight") to amend the Charter to delete the requirement that the provision of the By-laws of the Company (the "By-Laws") setting the maximum number of directors may only be amended with the affirmative vote of the holders of two-thirds of the shares entitled to vote in the election of directors;

     . FOR the proposal ("Proposal Nine") to amend the Charter to increase the number of authorized shares of Common Stock from 50 million to 100 million;

     . FOR the proposal ("Proposal Ten") to approve the Company's Amended and Restated 1989 Class A Stock Option Plan (the "Amended Class A Plan");

     . FOR the proposal ("Proposal Eleven") to approve the Company's Amended and Restated 1989 Class B Stock Option Plan (the "Amended Class B Plan");

     . FOR the proposal ("Proposal Twelve") to approve the Company's Amended and Restated 1991 Special Nonqualified Stock Option Plan (the "Amended 1991 Plan"; and, collectively with the Amended Class A Plan and the Amended Class B Plan, the "Plans");

     .    FOR the proposal ("Proposal Thirteen") to approve the grant to Roger
          C. Holstein, an officer of the Company, of a nonqualified option to purchase 250,000 shares of Common Stock (the "Individual Option"); and

     . FOR the proposal ("Proposal Fourteen") to ratify the appointment of independent auditors.

     The Board of Directors of the Company (the "Board") knows of no business that will be presented for consideration at the Meeting other than the matters described in this Proxy Statement. If any other matters are presented at the Meeting, the proxy holders will vote the proxies in accordance with their judgment.

     Any proxy may be revoked by the stockholder giving it, at any time prior to its being voted, by filing with the Secretary of the Company at its address set forth above, a notice of revocation or a duly executed proxy bearing a later date. Any proxy may also be revoked by the stockholder's attendance at the Meeting and voting in person. A notice of revocation need not be on any specific form.

     This solicitation is being made on behalf of the Board, and its cost (including preparing and mailing of the notice, this Proxy Statement and the form of proxy) will be paid by the Company. The Company will also make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send the proxy materials to their principals and will reimburse them for their reasonable expenses in so doing. To the extent necessary in order to ensure sufficient representation at the Meeting, officers and regular employees of the Company may solicit the return of proxies by mail, telephone, telegram, telex and personal interview. No compensation in addition to regular salary and benefits will be paid to any officer or regular employee for such solicitation. In addition, the Company has retained Innisfree M&A Incorporated to assist in the solicitation of proxies from beneficial owners of shares held of record by brokerage houses, banks and other custodians, nominees or fiduciaries, at a cost not to exceed $[____] plus reasonable out-of-pocket expenses.

                     RECORD DATE AND VOTING AT THE MEETING

          The Board has fixed the close of business on February 19, 1998 as the record date for the determination of the stockholders of the Company entitled to notice of, and to vote at, the Meeting. At that date, there were outstanding [___________] shares of Common Stock, the holders of which will be entitled to one vote per share on each matter submitted to the Meeting, except that the Charter provides for cumulative voting with respect to the election of directors. See "Proposal One: Election of Directors". No other voting securities of the Company are outstanding.

          The presence at the Meeting, in person or by proxy, of the holders of a majority of the shares entitled to vote at the Meeting constitutes a quorum for the transaction of business at the Meeting. If a quorum should not be present, the Meeting may be adjourned from time to time until a quorum is obtained. Shares of Common Stock present in person or represented by proxy (including shares which abstain or do not vote with respect to one or more matters presented for stockholder approval) will be counted for purposes of determining whether a quorum exists at the meeting.

          The following considerations apply to the voting of stockholders with respect to each of the respective proposals:

     . PROPOSAL ONE: ELECTION OF DIRECTORS. Under the By-laws, the four nominees receiving the greatest number of votes cast shall be elected directors of the Company. Only votes cast FOR a nominee will be counted, except that if a stockholder who signs and returns a proxy fails to designate an allocation of votes or to withhold authority to vote, the persons acting under the proxy will allocate that stockholder's votes evenly among the respective director nominees. Abstentions, broker non-votes and instructions on the accompanying proxy card to withhold authority to vote for one or more of the nominees will result in the respective nominees receiving fewer votes.

     . PROPOSAL TWO: AMENDMENT TO THE CHARTER ELIMINATING THE CLASSIFICATION OF THE BOARD. The affirmative vote of the holders of at least two-thirds of the outstanding shares of Common Stock entitled to vote at the Meeting is required to approve Proposal Two. An abstention or broker non-vote with respect to Proposal Two will have the same effect as a vote against Proposal Two because it is one less vote for approval.

     . PROPOSAL THREE: AMENDMENT TO THE CHARTER ELIMINATING THE SUPERMAJORITY VOTE REQUIREMENT FOR CHARTER AMENDMENTS RELATING TO THE CLASSIFICATION OF THE BOARD. The affirmative vote of the holders of two-thirds of the outstanding shares of Common Stock entitled to vote at the Meeting is required to approve Proposal Three. An abstention or broker non-vote with respect to Proposal Three will have the same effect as a vote against Proposal Three because it is one less vote for approval.

     . PROPOSAL FOUR: AMENDMENT TO THE CHARTER ELIMINATING CUMULATIVE VOTING. The affirmative vote of the holders of at least two-thirds of the outstanding shares of Common Stock entitled to vote at the Meeting is required to approve Proposal Four. An abstention or broker non-vote with respect to Proposal Four will have the same effect as a vote against Proposal Four because it is one less vote for approval.

     . PROPOSAL FIVE: AMENDMENT TO THE CHARTER ELIMINATING THE SUPERMAJORITY VOTE REQUIREMENT FOR CHARTER AMENDMENTS RELATING TO CUMULATIVE VOTING. The affirmative vote of the holders of two-thirds of the outstanding shares of Common Stock entitled to vote at the Meeting is required to approve Proposal Five. An abstention or broker non-vote with respect to Proposal

          Five will have the same effect as a vote against Proposal Five because it will be one less vote for approval.

     . PROPOSAL SIX: AMENDMENT TO THE CHARTER TO PROVIDE FOR REMOVAL OF DIRECTORS BY A MAJORITY OF STOCKHOLDERS. The affirmative vote of the holders of at least two-thirds of the outstanding shares of Common Stock entitled to vote at the Meeting is required to approve Proposal Six. An abstention or broker non-vote with respect to Proposal Six will have the same effect as a vote against Proposal Six because it will be one less vote for approval.

     . PROPOSAL SEVEN: AMENDMENT TO THE CHARTER ELIMINATING THE SUPERMAJORITY VOTE REQUIREMENT FOR CHARTER AMENDMENTS RELATING TO THE REMOVAL OF DIRECTORS. The affirmative vote of the holders of at least two-thirds of the outstanding shares of Common Stock entitled to vote at the Meeting is required to approve Proposal Seven. An abstention or broker non-vote with respect to Proposal Seven will have the same effect as a vote against Proposal Seven because it will be one less vote for approval.

     . PROPOSAL EIGHT: AMENDMENT TO THE CHARTER ELIMINATING THE SUPERMAJORITY VOTE REQUIREMENT FOR BY-LAW AMENDMENTS SETTING THE MAXIMUM NUMBER OF DIRECTORS. The affirmative vote of the holders of at least two-thirds of the outstanding shares of Common Stock entitled to vote at the Meeting is required to approve Proposal Eight. An abstention or broker non-vote with respect to Proposal Eight will have the same effect as a vote against Proposal Eight because it will be one less vote for approval.

     . PROPOSAL NINE: AMENDMENT TO THE CHARTER TO INCREASE THE NUMBER OF AUTHORIZED SHARES FROM 50 MILLION TO 100 MILLION. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Meeting is required to approve Proposal Nine. An abstention or broker non-vote with respect to Proposal Nine will have the same effect as a vote against Proposal Nine because it is one less vote for approval.

     . PROPOSALS TEN, ELEVEN, TWELVE AND THIRTEEN: APPROVAL OF PROPOSALS RELATING TO THE PLANS AND THE INDIVIDUAL OPTION. The affirmative vote of the holders of a majority of the shares of Common Stock present or represented at the Meeting and entitled to vote is required to approve the proposals to ratify and approve Proposals Ten, Eleven, Twelve and Thirteen. Abstentions with respect to each such proposal will be treated as shares that are present or represented at the Meeting and entitled to vote, but will not be counted as a vote in favor of such proposal. Accordingly, an abstention from voting on any such proposal will have the same legal effect as a vote against any such proposal. Broker non-votes with respect to any such proposal will not be considered as present or represented at the Meeting and entitled to vote with respect to such proposal and, thus, will have no impact on the outcome of the vote with respect to such proposal.

     . PROPOSAL FOURTEEN: RATIFICATION OF INDEPENDENT AUDITORS. The affirmative vote of the holders of a majority of the votes cast at the Meeting is required to ratify the appointment of Arthur Andersen LLP as the Company's independent auditors. Abstentions and broker non-votes with respect to Proposal Fourteen will not be considered as votes cast and, accordingly, will have no effect on the outcome of the vote with respect to Proposal Fourteen.

     As more fully described below under "Certain Relationships and Related Transactions--Investment Agreement", pursuant to an Investment Agreement between Mr. Martin J. Wygod, Chairman of the Board of the Company, and the Company, dated as of September 13, 1994 (the "Investment Agreement"), until the earlier of

December 14, 1998, the death or adjudication of incompetency of Mr. Wygod or a Change of Control (as defined in the Investment Agreement) of the Company, Mr. Wygod and SN Investors, L.P. ("SN Investors"), a limited partnership the general partner of which is SYNC, Inc. (the "General Partner"), whose sole stockholder is Mr. Wygod, are required to vote the 5,061,857 shares purchased from Merck & Co., Inc. ("Merck") by SN Investors (the "Wygod Shares") or cause the Wygod Shares to be voted (a) with respect to election of directors, for the nominees who would have been elected based on the vote of all shares of Common Stock other than the Wygod Shares in proportion to the votes that such nominees received and (b) on all other matters to come before the stockholders of the Company, in the same manner as a majority of the shares of Common Stock (other than the Wygod Shares) are voted.

                            PRINCIPAL STOCKHOLDERS

     The following table sets forth certain information as of January 1, 1998 (except as otherwise indicated) concerning the beneficial ownership of the Company's Common Stock by each person known by the Company to own more than 5% of its Common Stock.


                                               AMOUNT
  NAME AND ADDRESS OF                        AND NATURE OF      PERCENT
   BENEFICIAL OWNER                     BENEFICIAL OWNERSHIP  OF CLASS (1)
  -------------------                   --------------------  ------------

  Martin J. Wygod...................      5,396,959(2)(3)       30.1%
  c/o Synetic, Inc.
  669 River Drive
  Center 2
  Elmwood Park, New Jersey  07407

  SN Investors, L.P.................      5,061,857(2)          28.7%
  P.O. Box 616
  Fair Lawn, New Jersey  07410

  FMR Corp..........................      1,157,582(4)           6.6%
  82 Devonshire Street
  Boston, Massachusetts  02107

  The Prudential Insurance Company..      1,019,743(5)           5.8%
    of America ("Prudential")
  Prudential Plaza
  Newark, New Jersey  07102

  James R. Buell....................      1,010,916(6)           5.7%
  Star Route Box 129
  Orovada, Nevada  89425

------------------------

(1) The number of shares of Common Stock deemed outstanding includes: (i) 17,661,456 shares of Common Stock outstanding as of January 1, 1998, (ii) the number of shares, if any, of Common Stock that the respective persons named in the above table have the right to acquire presently or within 60 days of January 1, 1998 upon exercise of stock options and (iii) the number of shares, if any, of Common Stock, that the respective persons named in the above table have the right to acquire upon conversion of the Company's 5% Convertible Subordinated Debentures due 2007 ("Convertible Debentures").

(2) SN Investors, the general partner of which is controlled by Mr. Wygod, is the record and beneficial owner of 5,061,857 shares of Common Stock. Mr. Wygod is an indirect beneficial owner of such shares and they are included in the total of 5,396,959 shares listed as beneficially owned by Mr. Wygod. See "Certain Relationships and Related Transactions--Purchase and Sale Agreement; Divestiture" and "--Investment Agreement" for additional information regarding SN Investors.

(3) Includes 256,000 shares of Common Stock that Mr. Wygod has the right to acquire presently or within 60 days of January 1, 1998 upon exercise of stock options or upon conversion of Convertible Debentures. Includes 2,000 shares of Common Stock beneficially owned by Mr. Wygod's spouse, as to which shares Mr. Wygod disclaims beneficial ownership. Does not include 3,500 shares of Common Stock and shares of

    Common Stock issuable upon conversion of $1,500,000 principal amount of Convertible Debentures owned by Medco Containment Services Foundation, Inc., a charitable foundation of which Mr. Wygod is a trustee and shares voting and dispositive power, nor 129,859 shares of Common Stock and shares of Common Stock issuable upon conversion of $500,000 principal amount of Convertible Debentures owned by the Rose Foundation, a private charitable foundation of which Mr. Wygod is a trustee and shares voting and dispositive power.

(4) The information shown is as of December 31, 1996 and is based upon information disclosed by FMR Corp., Fidelity Management and Research Company, Fidelity VIP Equity-Income Fund, Abigail P. Johnson and Edward C. Johnson, 3d, the controlling stockholder of FMR Corp., in a Schedule 13G filed with the Securities and Exchange Commission (the "Commission"). Such persons reported that FMR Corp. is the parent holding company of Fidelity Management and Research Company, and that Edward C. Johnson, 3d, FMR Corp., through its control of Fidelity Management and Research Company, and the Funds each have sole power to dispose of such shares. Sole power to vote the shares resides in the Fund's Board of Trustees.

(5) The information shown is as of December 31, 1996 and is based upon information disclosed by Prudential in its Schedule 13G filed with the Commission. Prudential reported in its Schedule 13G that it has shared voting and dispositive power over such shares.

(6) Includes 131,667 shares of Common Stock that Mr. Buell has the right to acquire upon conversion of Convertible Debentures. The information shown is as of May 28, 1997 and is based upon information disclosed by Mr. Buell in his Schedule 13D filed with the Commission. Mr. Buell reported in his
    Schedule 13D that he has sole voting and dispositive power over such shares.

                       SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth certain information, as of January 1, 1998, concerning the ownership of Common Stock by each of the directors, each of the Named Executive Officers, and by all directors and executive officers of the Company as a group.

                                               Amount and
                                          Nature of Beneficial    Percent of
Name of Beneficial Owner                    Ownership (1)(2)       Class (3)
------------------------                ------------------------  -----------

Thomas R. Ferguson....................        108,117                  *
Mervyn L. Goldstein...................        110,717(4)               *
Ray E. Hannah.........................        137,628                  *
Roger H. Licht........................         81,333                  *
James V. Manning......................        299,740(5)               1.67%
Bernard A. Marden.....................        400,001(10)              2.25%
Victor L. Marrero.....................         72,758                  *
Charles A. Mele.......................         73,188(6)               *
Herman Sarkowsky......................        230,724(7)               1.30%
Paul C. Suthern.......................        238,500(5)               1.33%
Anthony Vuolo.........................        113,658                  *
Albert M. Weis........................        157,169(8)               *
Martin J. Wygod.......................      5,396,959(5)(6)(9)        30.12%
All directors and executive officers
  as a group (15 persons).............      7,481,350                 38.63%

----------------------
*    Less than one percent.

(1) The persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, unless otherwise indicated in the following footnotes.

(2) Includes the following number of shares of Common Stock that the following persons have the right to acquire presently or within 60 days of January 1, 1998 upon exercise of stock options and the number of shares of Common Stock that the following persons have the right to acquire upon conversion of Convertible Debentures: Mr. Ferguson, 103,667; Dr. Goldstein, 98,667; Mr. Hannah, 64,167; Mr. Licht, 79,333; Mr. Manning, 263,333; Mr. Marden, 83,333; Mr. Marrero, 70,833; Mr. Mele, 70,833; Mr. Sarkowsky, 127,000; Mr.
     Suthern, 236,500; Mr. Vuolo, 111,833; Mr. Weis, 106,167; Mr. Wygod,
     256,000; and all directors and executive officers as a group, 1,659,666. Includes 1,461 shares of Common Stock allocated to the account of Mr. Hannah, 100 shares of Common Stock allocated to the account of Mr. Marrero, 105 shares of Common Stock allocated to the account of Mr. Mele and 100 shares of Common Stock allocated to the account of Mr. Vuolo under the Porex Technologies Corp. 401(k) Savings Plan as of June 30, 1997.

(3) The number of shares of Common Stock deemed outstanding includes: (i) 17,661,456 shares of Common Stock outstanding as of January 1, 1998, (ii) the number of shares of Common Stock that the respective persons named in the above table have the right to acquire presently or within 60 days of January 1, 1998 upon exercise of stock options and (iii) the number of shares of Common Stock that the respective persons named in the above table have the right to acquire upon conversion of Convertible Debentures.

(4) Includes 200 shares of Common Stock owned by Dr. Goldstein's spouse, as to which Dr. Goldstein disclaims beneficial ownership.

(5) Does not include 3,500 shares of Common Stock and shares of Common Stock issuable upon conversion of $1,500,000 principal amount of Convertible Debentures owned by Medco Containment Services Foundation, Inc., a charitable foundation of which Messrs. Manning, Suthern and Wygod are trustees and share voting and dispositive power.

(6) Does not include 129,859 shares of Common Stock and shares of Common Stock issuable upon conversion of $500,000 principal amount of Convertible Debentures owned by the Rose Foundation, a private charitable foundation of which Messrs. Wygod and Mele are trustees and share voting and dispositive power.

(7) Includes 14,705 shares of Common Stock owned by a charitable foundation of which Mr. Sarkowsky is a director.

(8) Includes 3,050 shares of Common Stock owned by a corporation of which Mr. Weis is the sole stockholder, sole director and president and 3,200 shares of Common Stock held in trust for Mr. Weis's children.

(9) Includes 2,000 shares of Common Stock beneficially owned by Mr. Wygod's spouse, as to which shares Mr. Wygod disclaims beneficial ownership. See also "Footnote 2 to Principal Stockholders Table".

(10) Includes 316,668 shares of Common Stock held in an irrevocable trust, with respect to which Mr. Marden is trustee and holds voting and dispositive power.

                                 PROPOSAL ONE:
                             ELECTION OF DIRECTORS

     The proxy will be voted in accordance with the directions thereon with respect to Proposal One, or, if no directions are given, FOR the election of the nominees for director, allocating that stockholder's votes evenly among the four nominees.

     The holders of Common Stock are being asked to elect four members to the Board. The four members who are so elected and the remaining seven directors whose terms continue after the Meeting will be directors of the Company.

     During the fiscal year ended June 30, 1997, the Board had four standing committees: an Audit Committee, a Stock Option Committee, a Compensation Committee and an Executive Committee. The Audit Committee is responsible for reviewing the internal accounting controls and procedures of the Company with management and the independent auditors, accounting principles, related party transactions and the scope of the annual audit of the Company. The Stock Option Committee administers the Company's stock option plans. The Board has delegated to the Executive Committee the power to exercise, to the fullest extent permitted by law, the powers of the entire Board. The Compensation Committee is responsible for reviewing and approving compensation levels for the Company's executive officers and reviewing and making recommendations to the Board with respect to other matters relating to the compensation practices of the Company. The Board has no nominating committee. The entire Board performs those functions often performed by a nominating committee.

     During the fiscal year ended June 30, 1997, the Board of the Company held four meetings and also took certain actions by written consent. The Stock Option Committee held no formal meetings during such period, but took certain actions by written consent. The Audit Committee held two meetings. The Executive Committee held no formal meetings during such period, but took certain actions by written consent. Except for Per Lofberg, who resigned as a director on June 27, 1997, each director attended more than 75% of the Board meetings and the meetings of Board committees on which he served.

     Pursuant to the terms of the Charter, the Board is divided into three classes with staggered three-year terms, and not more than one class of directors is elected at any annual meeting of stockholders. Under the Company's By-laws, the nominees receiving the greatest number of votes cast shall be elected directors of the Company.

     Messrs. Marden, Hannah, Licht and Sarkowsky are the nominees, selected by the Board, for election to serve three-year terms expiring at the Annual Meeting of Stockholders of the Company in the year 2000. Cumulative voting will be applicable to the election of these nominees pursuant to the Charter.
Cumulative voting means that each stockholder entitled to vote may cast votes equal to the number of shares of Common Stock eligible to be voted by that stockholder multiplied by the number of directors to be elected; a stockholder may cast all of his, her or its votes for a single nominee or may allocate them among nominees. For example, a holder of 100 shares may cast 400 votes for a single nominee, allocate 100 votes to each of the four nominees or allocate 400 votes in any other manner. If a stockholder who signs and returns a proxy fails to designate an allocation of votes or to withhold authority to vote, the persons acting under the proxy will allocate that stockholder's votes evenly among the four nominees.

     In the event that Proposal Two is approved, the term of all directors will expire at next year's annual meeting of stockholders (the "1998 Annual Meeting") and, commencing with the 1998 Annual Meeting, stockholders will vote upon the election of directors for one-year terms. In the event that Proposal Four is approved, stockholders will no longer be able to cumulate their votes in the election of directors commencing at the 1998 Annual Meeting. See "Proposal Two:
Amendment to the Charter Eliminating the Classification of the Board of Directors" and "Proposal Four: Amendment to the Charter Eliminating Cumulative Voting".

     If for any reason any nominee for director should become unavailable for election, the proxies may be voted for the election of a substitute designated by management, unless a contrary instruction is given on the proxy. Management has no reason to believe that any of the nominees will be unable or unwilling to serve if elected, and all nominees have expressed an intention to serve the entire term for which election is sought.

     Certain information as of January 1, 1998 concerning the directors and nominees and concerning the officers of the Company is set forth below:

                NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS
           FOR A THREE-YEAR TERM EXPIRING AT THE 2000 ANNUAL MEETING

           Name                   Age       Director Since
           ----                   ---       --------------

Ray E. Hannah                      61            1989

Roger H. Licht                     43            1989

Bernard A. Marden                  78            1997

Herman Sarkowsky(A)(B)(C)          72            1989


           DIRECTORS WHOSE TERM EXPIRES AT THE 1999 ANNUAL MEETING*


              Name                Age       Director Since
              ----                ---       --------------

Thomas R. Ferguson(A)(B)(C)(D)     71            1989

Mervyn L. Goldstein, M.D.          60            1989

Paul C. Suthern                    46            1993

Martin J. Wygod                    57            1989


           DIRECTORS WHOSE TERM EXPIRES AT THE 1998 ANNUAL MEETING*


            Name                  Age       Director Since
            ----                  ---       --------------

James V. Manning(D)                51            1989

Charles A. Mele                    41            1989

Albert M. Weis(A)(B)(C)(D)         71            1989

--------------------------

*    Terms expire at the 1998 Annual Meeting if Proposal Two is approved.

(A)  Member of the Audit Committee.

(B)  Member of the Stock Option Committee.

(C)  Member of the Compensation Committee.

(D)  Member of the Executive Committee.

                             --------------------

     Mr. Ferguson has been a member of the law firm of Ferguson, Case, Orr, Paterson & Cunningham for more than five years.

     Dr. Goldstein has been a physician in private practice, Associate Clinical Professor of Medicine at the Albert Einstein College of Medicine in New York City and Attending Physician in Medicine and Oncology at Montefiore Medical Center in New York City for more than five years.

     Mr. Hannah has been Co-Chairman of the Board of Porex Corporation (together with its subsidiaries, unless the context otherwise requires, "Porex") since January 1998. Prior to such time, he was President and Chief Executive Officer of Porex since its inception in November 1997. He has been President of Porex Technologies Corp. ("PTC") since September 1987 and its Chief Executive Officer since November 1992. Prior to becoming Chief Executive Officer of PTC, he was Chief Operating Officer of PTC from November 1984 to November 1992. He has been a director of the Company since May 1989, an executive officer of the Company since June 1989 and a director of PTC since November 1984.

     Mr. Licht has been a member of the law firm of Licht & Licht for more than five years.

     Mr. Manning has been Chief Executive Officer of the Company since January 1995, President of the Company since July 1996 and has been an executive officer of the Company for more than the last five years, and was, until December 1994, an executive officer of Medco Containment Services, Inc. ("Medco") for more than five years. He is also Chairman of the Board of COMNET Corporation ("Comnet"), a computer software company.

     Mr. Marden has been a private investor for more than five years.

     Mr. Mele has been Vice President--General Counsel of the Company since July 1995, and was an executive officer of the Company from May 1989 until December 1994 and was an executive officer of Medco for more than five years, until March 1995. Mr. Mele is also a director of Comnet and Group 1 Software, Inc., computer software companies.

     Mr. Sarkowsky has been Chairman of the Board and Chief Executive Officer of Sarkowsky Investment Corporation, a diversified investment company, for more than five years. Since May 1992, he has been a director of Seafirst Bank. Mr. Sarkowsky is also a director of Eagle Hardware & Garden Inc. and Hollywood Park, Inc.

     Mr. Suthern has been Vice Chairman of the Company since July 1996, and was the President and Chief Operating Officer of the Company from February 1993 until July 1996 and was also the Chief Executive Officer from October 1993 until January 1995. Mr. Suthern was also President and Chief Operating Officer of Medco from November 1992 through December 1994 and Assistant to Medco's Chairman from December 1991 to November 1992. Prior thereto, he was Executive Vice President--Operations of Medco for more than five years.

     Mr. Weis has been President of A.M. Weis & Co., Inc., a commodities trading corporation, for more than five years. Since August 1997, Mr. Weis has been the Chairman of the Board of the New York Cotton Exchange. Mr. Weis is also a member of the Board of the Commodities Clearing Corporation.

     Mr. Wygod has been Chairman of the Board of the Company since May 1989. From May 1989 to February 1993, Mr. Wygod also served as the Company's President and Chief Executive Officer and until May 1994 was an executive officer of the Company. Until May 1994, Mr. Wygod was Chairman of the Board of Medco for more than five years, and until January 1993 he also served as Chief Executive Officer of Medco. He is also engaged in the business of racing, boarding and breeding thoroughbred horses, and is President of River Edge Farm, Inc., which is engaged in the business of breeding and boarding thoroughbred horses.

     No family relationship exists among any of the directors or executive officers except that Martin J. Wygod, Chairman of the Board of the Company, and Paul C. Suthern, Vice Chairman of the Company, are brothers-in-law. No arrangement or understanding exists between any director or executive officer and any other person pursuant to which any director or executive officer was selected as a director or executive officer of the Company. All executive officers are elected annually by the Board and serve at the discretion of the Board.


            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under the securities laws of the United States, the Company's directors, its executive officers and any persons holding more than ten percent of the Common Stock are required to report their respective holdings of the Common Stock and any changes in such holdings to the Commission. Specific due dates for these reports have been established and the Company is required to report in this Proxy Statement any failure to file by such due dates during the fiscal year ended June 30, 1997. To the best knowledge of the Company, these filing requirements were timely satisfied by its directors, officers and ten percent holders during the fiscal year ended June 30, 1997. In making these statements, the Company has relied upon written representations of its directors, officers and ten percent holders, and copies of the reports that have been filed with the Commission.


                             DIRECTOR COMPENSATION

     Those directors who are not officers or employees of the Company received no cash compensation for serving as directors for the fiscal year ended June 30, 1997. The Company's 1991 Non-Employee Director Stock Option Plan (the "Director Plan") provides that on the first business day of each fiscal year of the Company, each director who is not an officer or employee of the Company then in office will automatically be granted an option to purchase 10,000 shares of Common Stock. In addition, each director who is not an officer or employee of the Company automatically receives an option to purchase 10,000 shares of Common Stock at the time such director is first elected to the Board. The Director Plan is administered by the Board or any executive officer or officers designated by the Board. Non-employee directors have also in the past received options to purchase Common Stock under the Class A Plan, and the Company from time to time has granted options to purchase Common Stock to certain of such directors outside the Company's stock option plans on terms similar to those contained in the Class A Plan.


                             EXECUTIVE COMPENSATION

     Prior to the consummation of the purchase of shares of Common Stock from Merck by the Company and SN Investors (the "Purchase") on December 14, 1994 (for additional information regarding the Purchase, see below "Certain Relationship and Related Transactions"), the Company bore a proportionate share of the cost or expense in respect of Medco compensation, benefits and travel and entertainment expenses of certain officers of the Company who were also employees of Medco or its subsidiaries other than the Company. During the period from July 1, 1994 through December 14, 1994, the executive officers of the Company, other than Ray E. Hannah, did not receive any cash compensation for services to the Company or its subsidiaries. In the case of Mr. Hannah, all amounts shown below were paid by the Company. Following the consummation of the Purchase, the other executive officers of the Company became salaried employees of the Company and began to participate in the employee benefit plans and arrangements of the Company and its subsidiaries.

     The following table presents information concerning compensation paid for services to the Company during the last three fiscal years to Mr. Manning, Mr. Hannah, Mr. Mele, Mr. Vuolo and Mr. Marrero, the only other executive officers whose combined salary and bonus during the fiscal year ended June 30, 1997 exceeded $100,000 (the "Named Executive Officers"):

                         SUMMARY COMPENSATION TABLE

                                                                        LONG TERM
                                         ANNUAL COMPENSATION           COMPENSATION
                                         -------------------           ------------
                                                               OTHER     SECURITIES
                                                               ANNUAL    UNDERLYING     ALL OTHER
                                                              COMPEN-     OPTIONS/      COMPEN-
NAME AND PRINCIPAL POSITION    YEAR    SALARY ($)   BONUS($)  SATION ($)   SARS (#)     SATION ($)
---------------------------    ----    ---------    -------- -----------   --------    -----------
James V. Manning.............  1997    100,000          -            -            -             -
 President and Chief           1996    100,000          -            -            -             -
 Executive Officer             1995     50,000(1)       -            -      150,000             -

Ray E. Hannah................  1997    163,461     100,000       4,505       40,000       5,901(2)
 Vice President                1996    160,000      74,140           -            -       3,239(2)
 --Porex Technologies Group    1995    160,000          -            -            -       4,146(2)

Charles A. Mele..............  1997    150,000          -       12,000      195,000       2,019(3)
 Vice President -- General     1996    150,000      12,460      12,000            -       1,540(3)
 Counsel                       1995          -          -            -            -             -

Anthony Vuolo................  1997    150,000          -       12,000       81,000       2,019(3)
 Vice President -- Chief       1996    150,000          -       12,000            -       1,419(3)
 Financial Officer (since      1995     43,269(4)       -        3,461      125,000             -
 May 1997)

Victor L. Marrero............  1997    150,000          -       12,000       31,000       2,019(3)
 Vice President and Chief      1996    150,000          -       12,000            -       1,419(3)
 Financial Officer (through    1995     75,000(5)       -        6,000      125,000             -
 May 1997)

----------------------

(1) During the period beginning on July 1, 1994 and ending on December 14, 1994, the date of consummation of the Purchase, Mr. Manning was paid a salary of $186,923 by Medco, none of which was attributed to services rendered to the Company. During the period beginning on December 15, 1994 and ending on June 30, 1995, Mr. Manning was paid a salary of $50,000 by the Company. Effective August 1, 1996, Mr. Manning assumed the responsibilities of acting President of the Company.

(2) Includes Company matching contributions to the Porex 401(k) Plan and life insurance premiums paid on behalf of Mr. Hannah of $2,043 and $2,103, respectively, in the fiscal year ended June 30, 1995, $1,878 and $1,361, respectively, in the fiscal year ended June 30, 1996 and $3,795 and $2,106, respectively, in the fiscal year ended June 30, 1997.

(3)  Comprised of Company matching contributions to the Porex 401(k) Plan.

(4) During the period beginning on July 1, 1994 and ending on December 14, 1994, the date of consummation of the Purchase, Mr. Vuolo was paid a salary of approximately $115,000 by Medco, none of which was attributed to services rendered to the Company. During the period beginning on December 15, 1994 and ending on June 30, 1995, Mr. Vuolo was paid a salary of $43,269 by the Company.

(5) During the period beginning on July 1, 1994 and ending on December 14, 1994, the date of consummation of the Purchase, Mr. Marrero was paid a salary of approximately $115,000 by Medco, none of which was attributed to services rendered to the Company. During the period beginning on December 15, 1994 and ending on June 30, 1995, Mr. Marrero was paid a salary of $75,000 by the Company. Mr. Marrero was the Chief Financial Officer from December 1994 until May 1997, at which time Mr. Vuolo became the Chief Financial Officer.
                              --------------------

     The following table presents information concerning the options granted to the Named Executive Officers during the last fiscal year.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                       INDIVIDUAL GRANTS
                                       -----------------
                      NUMBER OF
                     SECURITIES        % OF TOTAL
                     UNDERLYING       OPTIONS/SARS    EXERCISE
                      OPTIONS/         GRANTED TO     OR BASE                 GRANT DATE
                        SARS           EMPLOYEES       PRICE     EXPIRATION  PRESENT VALUE
NAME                 GRANTED (#)     IN FISCAL YEAR    ($/SH)       DATE         ($)(2)
----                 -----------     --------------   --------      ----         ------
Ray E. Hannah......   40,000(1)            1.1%         35.50      4/16/07        459,998

Victor L. Marrero..   31,000(1)             .8%         32.25     10/02/06        309,874

Charles A. Mele....  195,000(1)            5.3%         32.25     10/02/06      1,949,204

Anthony Vuolo......   31,000(1)             .8%         32.25     10/02/06        309,874
                      50,000(1)            1.4%         34.88      6/23/07        575,981

------------

(1) These options vest and become exercisable at the rate of 20% per year, commencing on the first anniversary of the date of grant, and were granted on the following dates: Mr. Hannah, all on April 16, 1997; Messrs. Marrero and Mele, all on October 2, 1996; and Mr. Vuolo, 31,000 on October 2, 1996 and 50,000 on June 23, 1997. Such options are subject to stockholder approval of the Amended Class A Plan or Amended Class B Plan, as the case may be.

(2) The estimated grant date present value reflected in the above table is determined using the Black-Scholes model. The material assumptions and adjustments incorporated in the Black-Scholes model in estimating the value
     of the options reflected in the above table include the following:   (i)
     the respective option exercise price, specified above, equal to the fair market value of the underlying stock on the date of grant; (ii) the exercise of options within one year of the date that they become exercisable; (iii) a risk-free interest rate of 6.5% per annum; and (iv) volatility of 0.2722 calculated using daily stock prices of the Company during the period from the date of the Purchase to June 30, 1997. The ultimate values of the options will depend on the future market price of the Company's stock, which cannot be forecasted with reasonable accuracy. The actual value, if any, an optionee will realize upon exercise of an option will depend on the excess of the market value of the Company's Common Stock over the exercise price on the date the option is exercised. There is no assurance that the value realized by an optionee will be at or near the value estimated by the Black-Scholes model or any other model applied to value the options.

                             --------------------

     No options to purchase Common Stock were exercised by the Named Executive Officers during the fiscal year ended June 30, 1997. Messrs. Marrero and Vuolo realized income of $2,522,534 and $2,006,240, respectively, from the exercise of options to purchase common stock of Merck granted prior to the closing of the Purchase, but which continued to vest and remained exercisable thereafter as a result of their employment by the Company. See "Certain Relationships and Related Transactions--Purchase and Sale Agreement; Divestiture."

     The following table presents information concerning the fiscal year-end value of options to purchase Common Stock held by the Named Executive Officers.


             AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                        AND FY-END OPTION/SAR VALUES


                        NUMBER OF SECURITIES         VALUE OF UNEXERCISED
                       UNDERLYING UNEXERCISED        IN-THE-MONEY OPTIONS/
                     OPTIONS/SARS AT FY-END (#)      SARS AT FY-END ($)(1)
                     ---------------------------  ---------------------------
NAME                 EXERCISABLE   UNEXERCISABLE  EXERCISABLE   UNEXERCISABLE
--------             -----------   -------------  -----------   -------------

James V. Manning...  225,000              90,000  6,488,750         2,430,000

Ray E. Hannah......   64,000              40,000  1,754,500            60,000

Victor L. Marrero..   60,000             106,000  1,667,500         2,172,250

Charles A. Mele....   70,000             195,000  1,945,000           926,250

Anthony Vuolo......   86,000             164,000  2,293,000         2,482,500

-----------------

(1)  Based upon the fiscal year-end closing price of the Common Stock of $37.00.

                     PLANS AND ARRANGEMENTS OF THE COMPANY

PENSION PLAN

     Employees of the Company and certain of its subsidiaries who satisfy certain age and service requirements are eligible to participate in the Pension Plan for Employees of Porex Technologies Corp. (the "Pension Plan"), a defined benefit plan. The Company bears the entire cost of the Pension Plan. The Company's contributions to the Pension Plan are computed on an actuarial basis in order to fund the defined retirement benefits.

     Normal retirement benefits are payable monthly for life to a participant upon retirement at his or her retirement date (i.e., age 65), and are equal to 1/12 of the sum of (a) 0.6% of the participant's average annual compensation for the five consecutive calendar years that the participant's compensation was the highest during the ten consecutive years of service immediately preceding retirement ("Final Average Compensation"), multiplied by the participant's credited years of service up to a maximum of 35 years, and (b) 0.6% of the participant's Final Average Compensation in excess of the average annual Social Security taxable wage base for the 35-year period ending with the year the participant would reach normal retirement age, multiplied by the participant's credited years of service up to a maximum of 35 years. A participant becomes 100% vested in his or her accrued retirement benefit after completion of five years of service or upon attainment of normal retirement at age 65. Retirement benefits are not subject to any deduction for Social Security or other offset amounts.

     Under a defined benefit plan such as the Pension Plan, contributions allocable to individual participants cannot be readily and accurately calculated. The table below shows estimated annual retirement benefits for executives at specified levels of remuneration and years of service. The estimates assume that benefits commence at age 65 under a straight life annuity form. The table discloses the benefits that an individual would receive at age 65 if he participated in the Pension Plan for 15, 20, 25, 30 and 35 years.


                               PENSION PLAN TABLE

                              Years of Service
                   --------------------------------------
  Remuneration       15      20      25      30      35
  ------------       --      --      --      --      --
     100,000       15,363  20,484  25,604  30,725  35,864

     115,000       18,063  24,084  30,104  36,125  42,146

     125,000       19,863  26,484  33,104  39,725  46,346

     150,000       24,363  32,484  40,604  48,725  56,846

 152,000 or more   24,723  32,964  41,204  49,445  57,686


     Ray E. Hannah, the only Named Executive Officer participating in the Pension Plan, had accrued 29 credited years of service under the Pension Plan and had annual remuneration covered by the Pension Plan of $160,000 as of January 1, 1997. Sections 401(a)(17) and 415 of the Internal Revenue Code limit the amount of compensation that may be considered in computing benefits under a qualified retirement plan. For 1995 and 1996, the maximum amount of compensation allowed for use in calculating an individual's pension benefits under the Retirement Plan was $150,000. For 1997, the maximum amount increased to $160,000.

               COMPARISON OF CUMULATIVE TOTAL SHAREHOLDER RETURN
                AMONG SYNETIC, INC., NASDAQ U.S. COMPOSITE INDEX
                             AND COMPOSITE INDEXES

     The following graphs compare the cumulative total shareholder return on the Company's Common Stock for the period beginning June 30, 1992 and ending June 30, 1997 with: (a) in the case of Graph A, the cumulative total shareholder return of the NASDAQ US Composite stock index and the Dow Jones Containers & Packaging index and (b) in the case of Graph B, the cumulative total shareholder return of the NASDAQ US Composite stock index and a composite index consisting of the Dow Jones Containers & Packaging index and the Dow Jones Retailers and Wholesalers Drug-Based index, weighted according to the distribution of the Company's revenues in each time period between its plastics business and its institutional pharmacy business (the "Dow Composite Index"). The comparison assumes the investment of $100 on June 30, 1992 in Company Common Stock and in each index and that dividends were reinvested on the ex-dividend date. The Company is not included in the composite indexes.


                             [GRAPH A APPEARS HERE]

                            CUMULATIVE TOTAL RETURN
             Based on reinvestment of $100 beginning June 30, 1992

Measurement period                                          Dow Jones Containers
(Fiscal year Covered)     Synetic Inc.  NASDAQ US Composite & Packaging Index
---------------------     ------------  ------------------- --------------------

Measurement PT -          $       100   $          100       $         100
06/30/92
FYE 06/30/93              $        71   $          126       $          96
FYE 06/30/94              $        76   $          127       $          98
FYE 06/30/95              $       136   $          169       $         123
FYE 06/30/96              $       206   $          218       $         122
FYE 06/30/97              $       206   $          265       $         154


                             [GRAPH B APPEARS HERE]

                            CUMULATIVE TOTAL RETURN
             Based on reinvestment of $100 beginning June 30, 1992

Measurement period                                                 Dow
(Fiscal year Covered)     Synetic Inc.  NASDAQ US Composite  Composite Index
---------------------     ------------  -------------------  ---------------

Measurement PT -          $       100    $         100       $         100
06/30/92
FYE 06/30/93              $        71    $         126       $         108
FYE 06/30/94              $        76    $         127       $         124
FYE 06/30/95              $       136    $         169       $         168
FYE 06/30/96              $       206    $         218       $         167
FYE 06/30/97              $       206    $         265       $         211

                        REPORT ON EXECUTIVE COMPENSATION


     The Compensation Committee and the Stock Option Committee are composed of three outside directors, Messrs. Ferguson, Sarkowsky and Weis. The Compensation Committee is responsible for reviewing and approving compensation levels for the Company's executive officers and reviewing and making recommendations to the Board of Directors with respect to other matters relating to the compensation practices of the Company. The Stock Option Committee is responsible for approving the grants of options to purchase shares of Common Stock and general administration of the Company's stock option plans.

     The Company's compensation policies are intended to provide compensation opportunities that will help attract, motivate and retain highly qualified managers and executives and link their total compensation to increases in
shareholder value.   The compensation of the Chief Executive Officer and the
other executive officers of the Company (other than Mr. Hannah) consists of base salary and stock option grants. Stock options are generally exercisable in annual installments over five years, reflecting the objective of the Board to retain executives and to insure the linkage of executive compensation to increases in shareholder value through stock appreciation. The Compensation Committee intends to continue to use stock options as the key component of executive compensation in order to provide long-term incentives that are aligned to the interests of the stockholders of the Company. No specific formula is used to determine stock option grants to any particular person (including the Chief Executive Officer and the executive officers), but grants are generally based upon factors such as the optionee's contribution toward Company performance and expected contribution toward meeting long-term strategic goals of the Company. Mr. Hannah's compensation consists of base salary, annual incentive compensation and stock option grants. Mr. Hannah's incentive compensation is based primarily upon the operating results of Porex and the achievement of certain financial criteria established and communicated at the beginning of the fiscal year.

     For tax years beginning on or after January 1, 1994, Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), limits the ability of a publicly held corporation to deduct compensation in excess of $1 million paid to certain executive officers. In light of Section 162(m) of the Code, it is the policy of the Stock Option Committee and the Compensation Committee to modify where practicable the executive incentive plans so as to maximize the tax deductibility of compensation paid to its top executive officers. Accordingly, the proposed Amended Class A Plan, Amended Class B Plan, Amended 1991 Plan and the Individual Option were designed to ensure that compensation attributable to options granted thereunder will be tax deductible by the Company. It is possible, however, that options previously granted under the Company's option plans to certain individuals who may subsequently become subject to Section 162(m) may not be fully deductible by the Company. The Board does not anticipate that the compensation from the Company to any executive officer during fiscal year ending June 30, 1998 will exceed the limits on deductibility for such period.


                                         Thomas R. Ferguson
                                         Herman Sarkowsky
                                         Albert M. Weis

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


     PURCHASE AND SALE AGREEMENT; DIVESTITURE. On December 14, 1994, pursuant to the Purchase and Sale Agreement dated as of May 24, 1994 between the Company and Merck (the "Purchase and Sale Agreement"), the Company purchased 5,268,463 shares of the Company's Common Stock from Merck for an aggregate purchase price of $37,764,019. At the time of the purchase by the Company, SN Investors purchased 5,061,857 shares of the Company's Common Stock (the "Wygod Shares" and, collectively with the shares purchased by the Company, the "Shares") from Merck for an aggregate purchase price of $36,283,079. The purchase prices for the Shares stated above reflect a final purchase price adjustment, pursuant to the terms of the Purchase and Sale Agreement, in the amount of $2,331,256 that was paid by the Company to Merck on July 31, 1996, $1,142,315 of which was reimbursed to the Company by SN Investors. The purchase by SN Investors was made pursuant to an assignment by the Company to Mr. Wygod of the right to purchase the Wygod Shares pursuant to the Investment Agreement between Mr. Wygod and the Company, dated as of September 13, 1994 (the "Investment Agreement"). Mr. Wygod, as permitted under the Investment Agreement, further assigned to SN Investors his right to purchase the Wygod Shares. The Investment Agreement governs the terms and conditions under which the Wygod Shares will be held by Mr. Wygod and his permitted assignees and transferees. See "--Investment Agreement".

     Also on December 14, 1994, the Company consummated the sale (the "Divestiture") of the subsidiaries conducting the Company's institutional pharmacies business (the "Institutional Pharmacies Business") to Pharmacy Corporation of America, an indirect, wholly owned subsidiary of Beverly Enterprises, Inc. ("Beverly"), for approximately $107,300,000.

     In the Purchase and Sale Agreement, the Company agreed, until May 24, 1999, to be bound by the restrictions contained in the Consulting Agreement described below under "--Consulting Agreement", provided that such restrictions shall be of no further force and effect in the event of the death of Mr. Wygod, or if Mr. Wygod ceases to be a director of the Company or any subsidiary of the Company, ceases to have any ownership interest in the Company (provided that if the Company is a public company he may have up to a 1% equity interest in the Company), and is not a principal, agent or employee of or consultant to the Company or any subsidiary of the Company, or is not otherwise rendering any services to the Company or any subsidiary of the Company.

     Pursuant to the terms of the Purchase and Sale Agreement, options to purchase common stock of Merck and its subsidiaries (other than the Company and its subsidiaries) previously granted to certain employees and consultants were modified so that employment by or consulting services to the Company or its subsidiaries (in the case of employees and consultants continuing with the Company after the closing of the Purchase) or Beverly or its subsidiaries (in the case of employees and consultants continuing with the Institutional Pharmacies Business after the closing of the Divestiture) will be considered employment by or consulting services to Merck and its subsidiaries for purposes of vesting and continued exercisability of such options; provided that no further vesting of such options occurred after June 1, 1996.

     INVESTMENT AGREEMENT. In the Investment Agreement, the Company assigned the rights and obligations to purchase the Wygod Shares to Mr. Wygod. The Investment Agreement governs the terms and conditions under which the Wygod Shares will be held by Mr. Wygod and his permitted assignees and transferees. Mr. Wygod, as permitted under the Investment Agreement, assigned such rights and obligations to SN Investors. Pursuant to the Investment Agreement, SN Investors was (1) required to be a limited partnership in which Mr. Wygod or an entity controlled by Mr. Wygod is the general partner and one or more of his family trusts and/or partnerships (collectively, the "Wygod Entities") and/or independent third parties are limited partners and (2) required to agree to be bound by all of the restrictions and obligations applicable to Mr. Wygod under the Investment Agreement. The Investment Agreement required the initial investment of the Wygod Entities in SN Investors to be at least $20,000,000 (on a cost basis) (the "Wygod Investment").

     The Investment Agreement provides that, until the earliest to occur of (a) December 14, 1998, (b) the death or adjudication of incompetency of Mr. Wygod or
(c) a Change of Control (as defined in the Investment Agreement) (the "Restriction Period"), in respect of the Wygod Investment, except to the extent of proceeds from sales of the Wygod Shares pursuant to a tender or exchange offer for shares of Common Stock that is not opposed by the Board, the Wygod Entities will at all times maintain (directly and/or through SN Investors) at least $20,000,000 (on a cost basis) in the Wygod Investment and will not cause or allow the amount of the Wygod Investment (on a cost basis) to be less than $20,000,000 (net of any disposition, transfer, pledge, distribution by SN Investors or any other arrangement involving the transfer of ownership or interests in Wygod Shares (or proceeds therefrom), but not taking into account any reduction in the Wygod Investment by virtue of a decline in the value of Wygod Shares).

     A "Change of Control" under the Investment Agreement means: (a) the acquisition by any person, entity or group of at least 50% of the voting power of the voting securities of the Company other than the Wygod Shares; (b) individuals who, as of the date of the Investment Agreement, constitute the Board (the "Incumbent Board") ceasing for any reason to constitute at least a majority of the Board (provided that directors whose nomination or election was approved by the Incumbent Board are also generally deemed to be part of the Incumbent Board); (c) a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), excluding, however, such a Business Combination pursuant to which (i) all or substantially all of the individuals and entities who were the beneficial owners of the Company's voting securities immediately prior to such Business Combination beneficially own more than 60% of, respectively, the then-outstanding shares of common stock and the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors of the corporation resulting from such Business Combination, in substantially the same proportions as their ownership immediately prior to such Business Combination of the Company's voting securities, and (ii) at least a majority of the board of directors of the resulting corporation were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; (d) a complete liquidation or dissolution of the Company; or (e) the issuance by the Company following the closing of the Purchase of shares of Common Stock constituting in the aggregate more than 50% of the shares of Common Stock outstanding as of immediately following the closing of the Purchase. As of January 1, 1998, the Company had issued 5,151,747 shares of Common Stock since the closing of the Purchase.
Accordingly, the issuance of an aggregate of 1,103,108 additional shares of Common Stock would be a "Change of Control" as defined in clause (e) above.

     Pursuant to the Investment Agreement, during the Restriction Period: (a) Mr. Wygod and SN Investors are required to vote (or cause to be voted) the Wygod Shares (i) with respect to election of directors, for the nominees who would have been elected based on the vote of all shares of Common Stock, other than the Wygod Shares, in proportion to the votes that such nominees received, and
(ii) on all other matters to come before the stockholders of the Company, in the same manner as a majority of the outstanding shares of Common Stock (other than the Wygod Shares) are voted; and (b) except for sales pursuant to a tender or exchange offer for the shares of Common Stock that is not opposed by the Board, neither Mr. Wygod nor SN Investors may transfer interests in the Wygod Shares (except that Mr. Wygod may transfer interests in SN Investors to the extent otherwise permitted by the Investment Agreement). Upon the expiration of the obligations of Mr. Wygod and SN Investors described in this paragraph, Mr. Wygod and SN Investors may be in a position to influence the election of the Board as well as the direction and future operations of the Company.

     Under the Investment Agreement, following the earlier to occur of (a) December 14, 1998 or (b) the death or adjudication of incompetency of Mr. Wygod:
(i) to the extent the Wygod Entities and/or SN Investors retain the power to vote Wygod Shares that have, in the aggregate, in excess of 20% of the voting power of the Company's voting securities outstanding at the time of any vote by stockholders of the Company, Mr. Wygod and SN Investors will vote (or cause to be voted) the portion of such Wygod Shares representing the excess above 20% of such voting power, (A) with respect to the election of directors, for the nominees who would have been elected based on the vote of all shares of Common Stock, other than the Wygod Shares, in proportion to the votes that such nominees received, and (B) on all other matters to come before the stockholders of the Company, in the same manner as a majority of the outstanding shares of Common Stock, other than the Wygod Shares, are voted; and (ii) to the extent that Wygod Entities and/or SN Investors retain beneficial ownership of Wygod Shares that have, in the aggregate, in excess of 20% of the voting power of the outstanding voting securities of the Company, the portion of such Wygod Shares representing the excess above 20% of such voting power at the time of any proposed sale or transfer thereof shall not be sold or transferred except (A) to transferees reasonably acceptable to the Company (provided that, without the Company's consent, no such transfer or series of transfers to a single person, entity or group will involve the transfer of more than 9.9% of the voting power of the Company's outstanding voting securities and no such transfer or series of transfers will be made to a single person, entity or group that will own, following such transfers, more than 50% of the voting power of the Company's outstanding voting securities), (B) to the partners of SN Investors in proportion to their respective interests in SN Investors (provided that, without the Company's consent, no such transfer or series of transfers to a single person, entity or group (other than Mr. Wygod or the Wygod Entities) will involve the transfer of more than 9.9% of the voting power of the Company's outstanding voting securities), (C) in ordinary open market transactions, or (D) pursuant to an underwritten public offering.

     The Investment Agreement provides that the restrictions described in the foregoing paragraph will not apply (a) in the event there has been, or from and after the occurrence of, a Change of Control (as defined in the Investment Agreement) of the Company, (b) at any time after December 14, 2004 or (c) to any person or entity, other than Mr. Wygod, the Wygod Entities or SN Investors, to whom Wygod Shares are transferred (including by means of distributions from SN Investors) in accordance with the provisions of the foregoing paragraph.

     The Investment Agreement also provides certain demand registration rights to Mr. Wygod at Mr. Wygod's expense that are assignable to any permitted transferee of the Wygod Shares; provided that in no event is the Company required to file in the aggregate more than two registration statements in connection therewith. Mr. Wygod has not assigned such registration rights to SN Investors. While Mr. Wygod currently intends to assign such registration rights to SN Investors in the event the General Partner determines to sell or otherwise transfer the Wygod Shares under circumstances in which registration would be required, Mr. Wygod is under no obligation to do so.

     Certain provisions of the Investment Agreement may have the effect of deterring a change of control of the Company that is not supported by the Board or Mr. Wygod. During the Restriction Period, Mr. Wygod and SN Investors are prohibited from transferring the Wygod Shares, except pursuant to a tender or exchange offer that is not opposed by the Board or to specified permitted transferees. In addition, under the Investment Agreement, in the event that a Change of Control (as defined in the Investment Agreement) were to occur during the Restriction Period, Mr. Wygod and SN Investors would no longer be obligated under the Investment Agreement to vote the Wygod Shares with respect to nominees for election as directors based on the vote of shares other than the Wygod Shares and with respect to other matters in the same manner as the majority of the other outstanding shares of Common Stock (other than the Wygod Shares) are voted, with the result that Mr. Wygod and SN Investors would have unrestricted voting power with respect to the Wygod Shares. The effect of these provisions of the Investment Agreement may be to discourage the commencement of a tender or exchange offer opposed by the Board during the Restriction Period and to discourage a proxy solicitation to change a majority of the Board absent the support of Mr. Wygod.

     CONSULTING AGREEMENT. In the Consulting Agreement, dated as of May 24, 1994 (the "Consulting Agreement"), by and among Mr. Wygod, Merck and Medco, Mr. Wygod has agreed that, until May 24, 1999, absent Merck's prior written approval, he will not (as principal, agent, employee, consultant or otherwise) directly or indirectly engage in activities with, nor render services to, any business engaged or about to become engaged in a Competitive Business (as defined in the Consulting Agreement). A "Competitive Business" is defined in the Consulting Agreement as: (a) the pharmaceutical business of Merck and its affiliates (unless such business is subsequently disposed of and Mr. Wygod did not have material involvement in such business during the two-year period preceding May 24, 1994), (b) the business, as of either November 18, 1993 or May 24, 1994, of Medco and its subsidiaries (unless such business is subsequently disposed of and Mr. Wygod did not have material involvement in such business during the two-year period preceding May 24, 1994), other than the business of Porex and the other plastic businesses of the Company as conducted as of May 24, 1994, or (c) any other then-current business of Merck and its affiliates as to which Mr. Wygod became materially involved following November 18, 1993; provided, however, that the Consulting Agreement permits Mr. Wygod to have a 1% or less equity interest in a Competitive Business that is a public corporation. In addition, the Consulting Agreement provides that, until May 24, 1999, Mr. Wygod will not, directly or indirectly: (i) solicit or contact any customer or prospective customer of Medco and/or any of its affiliates as to matters that relate to a Competitive Business in which Medco or its affiliates is then engaged or which is in any way inconsistent or interferes therewith; (ii) induce, or attempt to induce, any employees or agents or consultants of Medco and/or its affiliates to do anything from which Mr. Wygod is restricted by reason of the Consulting Agreement; or (iii) offer or aid others to offer employment to any employees of Medco or its affiliates.

     OTHER. The Company was reimbursed approximately $121,600 and $49,500 by a corporation controlled by Mr. Wygod for the partial use of two of the Company's office facilities and for services rendered by one Company employee during the fiscal years ended June 30, 1997 and 1996, respectively.

                                 PROPOSAL TWO:
                      AMENDMENT TO THE CHARTER ELIMINATING
                  THE CLASSIFICATION OF THE BOARD OF DIRECTORS


     The proxy will be voted in accordance with the directions thereon with respect to Proposal Two, or, if no directions are indicated, FOR adoption of Proposal Two.

     The Board has determined that the Charter should be amended to eliminate the classification of the Board and to provide for the annual election of all directors, and has unanimously voted to recommend such amendment to the stockholders. If the proposed amendment is approved, the classified Board will be eliminated, the current term of office of each director will end at the 1998 Annual Meeting, which will be held after the end of the Company's fiscal year ending June 30, 1998, and all directors will thereafter be elected for one-year terms at each annual meeting of stockholders.

RECOMMENDATION OF THE BOARD CONCERNING THE APPROVAL OF THE CHARTER AMENDMENT ELIMINATING THE CLASSIFICATION OF THE BOARD OF DIRECTORS

     The affirmative vote of the holders of at least two-thirds of the outstanding shares of Common Stock entitled to vote at the Meeting is required for approval of the amendment to the Charter to eliminate the classification of the Board and provide for the annual election of all directors. The Board recommends that the stockholders vote FOR the proposal to amend the Charter to provide for the annual election of directors.

ELIMINATION OF CLASSIFIED BOARD

     Pursuant to the Charter, the Board is divided into three classes with staggered three-year terms and not more than one class of directors is elected at any annual meeting of stockholders. Under the By-laws, the nominees receiving the greatest number of votes cast shall be elected directors of the Company. The proposed amendment to the Charter would eliminate the three classes and staggered three-year terms, as described above, and provide for the annual election of all directors.

     Proponents of classified boards of directors believe that a classified board helps the board of directors maintain a greater continuity of experience because the majority of directors at any given time will have experience with the business affairs and operations of the company. This continuity may assist the company in long-term strategic planning. Additionally, proponents argue that a classified board reduces the possibility of a sudden change in majority control of the board of directors; in the event of a hostile takeover attempt, a classified board may encourage a person seeking control of the company to initiate arm's-length discussions with management and the board, who are in a position to negotiate a more favorable transaction for stockholders.

     The Board believes that a classified board of directors, however, limits the ability of stockholders to elect directors and exercise influence over the Company. The election of directors is the primary avenue for stockholders to influence corporate governance policies and to hold management accountable for its implementation of those policies. The Board is of the opinion that many potential investors are opposed to the concept of a classified board and, in keeping with its goal of ensuring that the Company's corporate governance policies maximize management accountability to stockholders, has determined that eliminating the classified Board, and instead having all of the Company's directors elected annually, would best serve the interests of the Company and its stockholders.

     If Proposal Two is adopted by the stockholders, Article Six of the Charter will be deleted and replaced with the following:

                                  ARTICLE SIX

               The number of directors which shall constitute the whole Board of Directors of the Corporation shall be determined in the By-laws as provided therein. The directors of the Corporation shall be elected by the stockholders entitled to vote thereon at each annual meeting of stockholders and shall hold office until the next annual meeting of stockholders and until their respective successors shall have been elected and qualified, subject, however, to prior death, resignation, retirement, disqualification or removal from office. The term of office of each director in office at the time this amendment to Article Six of the Certificate of Incorporation of the Corporation becomes effective shall expire at the time of the opening of the polls for the election of directors at the next annual meeting of stockholders of the Corporation held after the time this amendment to Article Six becomes effective.

     Section 141(d) of the Delaware General Corporation Law (the "DGCL") requires that a corporation desiring to classify its board of directors must expressly provide for such classification in either its certificate of incorporation or by-laws. The deletion of the provisions of Article Six relating to the classification of the Board is intended to remove any express provision for the classification of the Board, thereby removing the classification of the Board.

     If Proposal Two is approved, the Company intends to file an amendment to the Charter immediately after adjournment of the 1997 Annual Meeting with the Secretary of State of the State of Delaware, upon which filing it will be effective. In addition, the Board of Directors has approved certain corresponding amendments to the By-laws that will be effective immediately upon the filing of the amendment to the Charter.

     In order to facilitate the power of stockholders to elect directors, the Board believes that the classification of the Board should be eliminated. The Board believes that all directors should be equally accountable at all times for the Company's performance.

                                PROPOSAL THREE:
                            AMENDMENT TO THE CHARTER
                 ELIMINATING THE SUPERMAJORITY VOTE REQUIREMENT
                       FOR CHARTER AMENDMENTS RELATING TO
                        THE CLASSIFICATION OF THE BOARD

     The proxy will be voted in accordance with the directions thereon with respect to Proposal Three, or, if no directions are indicated, FOR adoption of Proposal Three.

     The Board has determined that, if Proposal Two is approved, the Charter should be amended to eliminate the requirement that provisions of the Charter relating to the classification of the Board may only be amended with the affirmative vote of the holders of two-thirds of the shares entitled to vote in the election of directors. The Board has unanimously voted to recommend the amendment described in this Proposal Two to the stockholders.

     The effectiveness of Proposal Three is expressly conditioned upon the adoption of Proposal Two by stockholders, and will not be effective absent such adoption. See "Proposal Two -- Amendment to the Charter Eliminating the Classification of the Board of Directors".

RECOMMENDATION OF THE BOARD CONCERNING THE APPROVAL OF THE CHARTER AMENDMENT ELIMINATING THE SUPERMAJORITY VOTE REQUIREMENT FOR CHARTER AMENDMENTS RELATING TO THE CLASSIFICATION OF THE BOARD

     The affirmative vote of the holders of at least two-thirds of the outstanding shares of Common Stock entitled to vote at the Meeting is required for approval of Proposal Three. The Board recommends that the stockholders vote FOR Proposal Three.

ELIMINATION OF THE SUPERMAJORITY VOTE REQUIREMENT FOR CHARTER AMENDMENTS RELATING TO THE CLASSIFICATION OF THE BOARD

     The Charter provides that any amendment to the provisions thereof relating to the classification of the Board must be approved by the affirmative vote of the holders of two-thirds of the shares entitled to vote in the election of directors. This supermajority vote requirement was included in the Charter to protect the purposes and effect of having a classified board of directors. If stockholders approve Proposal Two, the Board will no longer be classified, all directors will be elected annually, and the provisions that were protected by the supermajority voting requirement relating to the classification of the Board and the election of one-third of the Board at each annual meeting will be deleted from the Charter. Accordingly, the supermajority vote requirement protecting such provisions would no longer be necessary. See "Proposal Two -- Amendment to the Charter Eliminating the Classification of the Board of Directors".

     Consistent with the Board's view that it is in the best interest of the stockholders that holders of a majority of the voting power be able to have more control over the affairs of the Company, the Board unanimously recommends that stockholders vote to eliminate the supermajority vote requirement for Charter amendments relating to the classification of the Board. The text of the amendment described in this Proposal Three is set forth below in "Proposal
Eight: Amendment to the Charter Eliminating the Supermajority Vote Requirement for Charter Amendments Relating to the Removal of Directors -- Text of the Charter Amendment to Eliminate Certain Supermajority Voting Requirements".

                                PROPOSAL FOUR:
                           AMENDMENT TO THE CHARTER
                         ELIMINATING CUMULATIVE VOTING

     The proxy will be voted in accordance with the directions thereon with respect to Proposal Four, or, if no directions are indicated, FOR adoption of Proposal Four.

     The Board has determined that the Charter should be amended to eliminate cumulative voting for the election of directors. If the proposed amendment is approved, cumulative voting will be eliminated and each share would be entitled to a single vote "for" or to "withhold" such vote in such respect of the election of each nominee for director.

RECOMMENDATION OF THE BOARD CONCERNING THE APPROVAL OF THE AMENDMENT TO THE CHARTER ELIMINATING CUMULATIVE VOTING

     The affirmative vote of the holders of at least two-thirds of the outstanding shares of the Common Stock entitled to vote at the Meeting is required for approval of the amendment to the Charter to eliminate cumulative voting. The Board recommends that the stockholders vote FOR the proposal to amend the Charter to eliminate cumulative voting.

ELIMINATION OF CUMULATIVE VOTING

     The Charter provides that each stockholder may cumulate his or her votes in the election of directors. Cumulative voting entitles a stockholder to cast a number of votes equal to the number of directors to be elected multiplied by the number of shares of Common Stock held by such stockholder, and to cast all such votes for one nominee or to distribute such votes among up to as many candidates as there are positions to be filled. Nominees receiving the highest number of votes on the foregoing basis up to the total number of directors to be elected are elected as directors.

     Cumulative voting enables a minority stockholder or group of stockholders to elect a representative to the Board without respect to the votes of a majority of the stockholders. For example, if eleven directors are to be elected at an annual meeting, stockholders holding approximately 8.3% of the voting shares could nominate and elect one director by cumulating and casting their eleven votes per share only for their single candidate. The other shareholders holding approximately 91.7% could not prevent the election of that candidate under such conditions.

     In the absence of cumulative voting, each share is entitled to a single vote "for" or to "withhold" such vote in respect of the election of each nominee for director, and, accordingly, a stockholder or group of stockholders must hold a majority of the outstanding shares of Common Stock to be able to cause the election of one or more directors. Furthermore, Section 141(k)(2) of the DGCL provides that, if cumulative voting is in effect, a director may not be removed by the stockholders if votes cast against such removal (or, if done by written consent, the votes eligible to be cast by non-consenting stockholders) would be sufficient to elect such director under cumulative voting under the same voting conditions. For example, if the Board consists of eleven directors, the affirmative vote of the holders of 91.7% of the outstanding shares entitled to vote would be required to remove a director. Under the Charter and absent cumulative voting, a director may be removed by the affirmative vote of the holders of at least two-thirds of the outstanding shares of stock entitled to vote; provided, however, if Proposal Six is approved, the Charter will be amended to provide that a director could be removed by the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote.

     The elimination of cumulative voting will make it more difficult for a minority stockholder or a group of stockholders to obtain representation on the Board without the concurrence of holders of a majority of the outstanding shares of Common Stock, and may restrict the ability of holders of a significant number of shares, but less than a majority, from influencing the management or policies of the Company. While this proposal is not intended as a takeover-resistive device, the elimination of cumulative voting, under certain circumstances, may have certain takeover-resistive effects by discouraging unsolicited acquisitions of minority interests in the Company. The amendment to eliminate cumulative voting is not being proposed in response to any particular effort by a minority stockholder or group of stockholders to obtain representation on the Board of Directors, nor is the Board aware of any such effort.

     As of January 1, 1998, the Wygod Shares constituted approximately 30% of the outstanding shares; these shares would be the only minority interest in the Company sufficient to elect a director to a classified Board by cumulating votes. Pursuant to the provisions of the Investment Agreement, Mr. Wygod and SN Investors have agreed to vote the Wygod Shares in favor of the nominees who would have been elected based on the vote of all shares of Common Stock other than themselves, in proportion to the votes that such nominees received, and, accordingly, are contractually prevented from otherwise cumulating their votes. This agreement with respect to voting terminates on the earlier of December 14, 1998 or the occurrence of a Change of Control (as defined below in "Certain Relationships and Related Transactions -- Investment Agreement"). Upon termination of these voting restrictions, and in the event that cumulative voting is eliminated, Mr. Wygod and SN Investors would no longer have the right to elect directors to the Board of Directors unilaterally, but require the concurrence of an additional 20% of the outstanding shares of Common Stock to ensure the election of any particular director. On the other hand, Mr. Wygod and SN Investors will hold a significant percentage of the Company's stock and, accordingly, may have significant influence over any votes for the election of directors.

     The Board believes that it is in the best interests of the Company and its stockholders to eliminate cumulative voting so that each director represents the interests of all stockholders. Cumulative voting permits the presence on the Board of one or more directors representing the interests of a minority of stockholders, even if such stockholders' interests conflict or are inconsistent with the interests of the majority of stockholders. The elimination of cumulative voting will help ensure that each director represents the best interests of all stockholders, rather than the interests of any special constituency. Moreover, the elimination of cumulative voting prevents a minority shareholder or group of shareholders from disrupting the management of the Company and preventing it from operating in the most effective manner. In addition, the elimination of cumulative voting will reduce the percentage of shares required to remove a director to 66% (or, if Proposal Six is adopted by stockholders, to a majority), thereby increasing the accountability of each director to stockholders.

     If Proposal Four is adopted by the stockholders, paragraph (c) of Article Four of the Charter will be amended to read as follows:

               (c) At each election for directors, each holder of Common Stock entitled to vote at such election shall be entitled to one vote in person or by proxy for each share of stock held by such holder.

     If Proposal Four is approved, the Company intends to file an amendment to the Charter immediately after adjournment of the 1997 Annual Meeting with the Secretary of State of the State of Delaware, upon which filing it will be effective. If Proposal Four is approved, the election of directors at the 1998 Annual Meeting will occur after the effectiveness of such amendment and, accordingly, there will be no cumulative voting in the election of directors at the 1998 Annual Meeting.

     By providing for majority-rule voting in the election of directors, the Board believes that approval of the proposed amendment will ensure that the Board represents the majority of the stockholders rather than any special constituency.

                                PROPOSAL FIVE:
                           AMENDMENT TO THE CHARTER
                ELIMINATING THE SUPERMAJORITY VOTE REQUIREMENT
                      FOR CHARTER AMENDMENTS RELATING TO
                               CUMULATIVE VOTING

     The proxy will be voted in accordance with the directions thereon with respect to Proposal Five, or, if no directions are indicated, FOR adoption of Proposal Five.

     The Board has determined that, if Proposal Four is approved, the Charter should also be amended to eliminate the related requirement that provisions of the Charter relating to cumulative voting may only be amended with the affirmative vote of the holders of two-thirds of the shares entitled to vote in the election of directors. The Board has unanimously voted to recommend the amendment described in this Proposal Five to the stockholders.

     The effectiveness of Proposal Five is expressly conditioned upon the adoption of Proposal Four by stockholders, and will not be effective absent such adoption. See "Proposal Four -- Amendment to the Charter Eliminating Cumulative Voting".

RECOMMENDATION OF THE BOARD CONCERNING THE APPROVAL OF THE CHARTER AMENDMENT ELIMINATING THE SUPERMAJORITY VOTE REQUIREMENT FOR CHARTER AMENDMENTS RELATING TO CUMULATIVE VOTING

     The affirmative vote of the holders of at least two-thirds of the outstanding shares of Common Stock entitled to vote at the Meeting is required for approval of Proposal Five. The Board recommends that the stockholders vote FOR Proposal Five.

ELIMINATION OF THE SUPERMAJORITY VOTE REQUIREMENT FOR CHARTER AMENDMENTS RELATING TO CUMULATIVE VOTING

     The Charter provides that any amendment to the provisions thereof relating to cumulative voting must be approved by the affirmative vote of the holders of two-thirds of the shares entitled to vote in the election of directors. This supermajority vote requirement was included in the Charter to protect the purposes and effect of having cumulative voting. If stockholders approve Proposal Four, stockholders will no longer be able to cumulate their votes in the election of directors, each share would be entitled to a single vote "for" or to "withhold" such vote in respect of the election of each nominee for director, and the provisions that were protected by the supermajority voting requirement relating to cumulative voting will be deleted from the Charter. Accordingly, the supermajority vote requirement protecting such provisions would no longer be necessary. See "Proposal Four -- Amendment to the Charter Eliminating Cumulative Voting".

     Consistent with the Board's view that it is in the best interest of the stockholders that holders of a majority of the voting power be able to have more control over the affairs of the Company, the Board unanimously recommends that stockholders vote to eliminate the supermajority vote requirement for Charter amendments relating to cumulative voting. The text of the amendment described in this Proposal Five is set forth below in "Proposal Eight: Amendment to the Charter Eliminating the Supermajority Vote Requirement for Charter Amendments Relating to the Removal of Directors -- Text of the Charter Amendment to Eliminate Certain Supermajority Voting Requirements".

                                 PROPOSAL SIX:
                            AMENDMENT TO THE CHARTER
                      TO PROVIDE FOR REMOVAL OF DIRECTORS
                         BY A MAJORITY OF STOCKHOLDERS

     The proxy will be voted in accordance with the directions thereon with respect to Proposal Six, or, if no directions are indicated, FOR the adoption of Proposal Six.

     The Board has determined that, if Proposal Two is approved, the Charter should be amended to provide for removal of directors, either with or without cause, at any time, by the affirmative vote of the majority of outstanding shares entitled to vote in the election of directors. The Board has unanimously voted to recommend the amendment described in this Proposal Six to the stockholders.

     The effectiveness of Proposal Six is expressly conditioned upon the adoption of Proposal Two by stockholders, and will not be effective absent such adoption. See "Proposal Two -- Amendment to the Charter Eliminating the Classification of the Board of Directors".

RECOMMENDATION OF THE BOARD CONCERNING THE APPROVAL OF THE CHARTER AMENDMENT TO PROVIDE FOR REMOVAL OF DIRECTORS BY A MAJORITY OF STOCKHOLDERS

     The affirmative vote of the holders of at least two-thirds of outstanding shares of Common Stock entitled to vote at the Meeting is required for approval of Proposal Six. The Board recommends that the stockholders vote FOR Proposal Six.

REMOVAL OF DIRECTORS BY A MAJORITY OF STOCKHOLDERS

     The Charter provides that directors may be removed, either for or without cause, at any time, by the affirmative vote of the holders of record of at least two-thirds of the outstanding shares of stock entitled to vote. This provision was included in the Charter to protect the purposes and effect of having a classified board of directors. If stockholders approve Proposal Two, the Board
will no longer be classified and all directors will be elected annually.    See
"Proposal Two -- Amendment to the Charter Eliminating the Classification of the Board of Directors". The Board believes that enabling a majority of stockholders to remove any director increases the ability of stockholders to exercise influence over the Company, ensuring that the Board is directly accountable to the majority of stockholders.

     If Proposal Six is approved by the stockholders, Article Ten of the Charter will be deleted in its entirety and replaced with the following:

                                  ARTICLE TEN

          The election of directors need not be by written ballot unless required by the By-laws of the Corporation. Any directors may be removed, either for or without cause, at any time, by the affirmative vote of holders of record of a majority of the outstanding shares of stock entitled to vote, and the vacancy in the Board of Directors caused by any such removal shall be filled as provided herein; provided, that where the holders of any class or series of Preferred Stock are entitled to elect one or more directors, the provisions of the Certificate of Designation of such class or series of Preferred Stock shall apply, in respect of removal, with or without cause, of a director or directors so elected.

          In the event that Proposal Six is approved (assuming Proposal Two is also approved), the holders of a majority of the outstanding shares of stock entitled to vote will be able to remove a director.

          The Board believes that empowering a majority of stockholders to remove directors increases the accountability of the Board to stockholders, and, accordingly recommends amending the Charter to provide for the removal of directors by a majority of stockholders.

                                PROPOSAL SEVEN:
                           AMENDMENT TO THE CHARTER
                ELIMINATING THE SUPERMAJORITY VOTE REQUIREMENT
                      FOR CHARTER AMENDMENTS RELATING TO
                           THE REMOVAL OF DIRECTORS


     The proxy will be voted in accordance with the directions thereon with respect to Proposal Seven, or, if no directions are indicated, FOR adoption of Proposal Seven.

     The Board has determined that, if Proposal Two and Proposal Six are approved, the Charter should be amended to eliminate the requirement that provisions of the Charter relating to the power to remove directors or to fill vacancies on the Board may only be amended with the affirmative vote of the holders of two-thirds of the shares entitled to vote in the election of directors. The Board has unanimously voted to recommend the amendment described in this Proposal Seven to the stockholders.

     The effectiveness of Proposal Seven is expressly conditioned upon the adoption of Proposal Two and Proposal Six by stockholders, and will not be effective absent such adoption. See "Proposal Two -- Amendment to the Charter Eliminating the Classification of the Board of Directors" and "Proposal Six -- Amendment to the Charter to Provide for Removal of Directors by a Majority of Stockholders".

RECOMMENDATION OF THE BOARD CONCERNING THE APPROVAL OF THE CHARTER AMENDMENT ELIMINATING THE SUPERMAJORITY VOTE REQUIREMENT FOR CHARTER AMENDMENTS RELATING TO THE REMOVAL OF DIRECTORS

     The affirmative vote of the holders of at least two-thirds of the outstanding shares of Common Stock entitled to vote at the Meeting is required for approval of Proposal Seven. The Board recommends that the stockholders vote FOR Proposal Seven.

ELIMINATION OF THE SUPERMAJORITY VOTE REQUIREMENT FOR CHARTER AMENDMENTS RELATING TO THE REMOVAL OF DIRECTORS

     The Charter provides that any amendment to the provisions thereof relating to the removal of directors must be approved by the affirmative vote of the holders of two-thirds of the shares entitled to vote in the election of directors. This supermajority vote requirement was included in the Charter to protect the purposes and effect of having a classified board of directors. If stockholders approve Proposal Two, the Board will no longer be classified, all directors will be elected annually, and the provisions that were protected by the supermajority voting requirement relating to the classification of the Board and the election of one-third of the Board at each annual meeting will be deleted from the Charter. Accordingly, the supermajority vote requirement protecting provisions designed to protect the classified board of directors would no longer be necessary. See "Proposal Two -- Amendment to the Charter Eliminating the Classification of the Board of Directors".

     Consistent with the Board's view that it is in the best interest of the stockholders that holders of a majority of the voting power be able to have more control over the affairs of the Company, the Board unanimously recommends that stockholders vote to eliminate the supermajority vote requirement for Charter amendments relating to the removal of directors. The text of the amendment described in this Proposal Seven is set forth below in "Proposal Eight:
Amendment to the Charter Eliminating the Supermajority Vote Requirement for Charter Amendments Relating to the Removal of Directors -- Text of the Charter Amendment to Eliminate Certain Supermajority Voting Requirements".

                                PROPOSAL EIGHT:
                           AMENDMENT TO THE CHARTER
                ELIMINATING THE SUPERMAJORITY VOTE REQUIREMENT
                   FOR BY-LAW AMENDMENTS SETTING THE MAXIMUM
                              NUMBER OF DIRECTORS

     The proxy will be voted in accordance with the directions thereon with respect to Proposal Eight, or, if no directions are indicated, FOR adoption of Proposal Eight.

     The Board has determined that the Charter should be amended to eliminate the requirement that provisions of the By-laws setting the maximum number of directors may only be amended with the affirmative vote of the holders of two-thirds of the shares entitled to vote in the election of directors, and has unanimously voted to recommend such amendment to the stockholders.

     The effectiveness of Proposal Eight is expressly conditioned upon the adoption of Proposal Two by stockholders, and will not be effective absent such adoption. See "Proposal Two -- Amendment to the Charter Eliminating the Classification of the Board of Directors".

RECOMMENDATION OF THE BOARD CONCERNING THE APPROVAL OF THE CHARTER AMENDMENT ELIMINATING THE SUPERMAJORITY VOTE REQUIREMENT FOR CHARTER AMENDMENTS RELATING TO THE CLASSIFICATION OF THE BOARD

     The affirmative vote of the holders of at least two-thirds of the outstanding shares of Common Stock entitled to vote at the Meeting is required for approval of Proposal Eight. The Board recommends that the stockholders vote FOR Proposal Eight.

ELIMINATION OF THE SUPERMAJORITY VOTE REQUIREMENT FOR BY-LAW AMENDMENTS SETTING THE MAXIMUM NUMBER OF DIRECTORS

     The Charter provides that any amendment to the provisions of the By-laws that set the maximum number of directors on the Board at 12 must be approved by the affirmative vote of the holders of two-thirds of the shares entitled to vote in the election of directors. This supermajority vote requirement was included in the Charter to protect the purposes and effect of having a classified board of directors. If stockholders approve Proposal Two, the Board will no longer be classified, all directors will be elected annually, and the provisions that were protected by the supermajority voting requirement relating to the classification of the Board and the election of one-third of the Board at each annual meeting will be deleted from the Charter. Accordingly, the supermajority vote requirement protecting provisions designed to protect the classified board of directors would no longer be necessary. See "Proposal Two -- Amendment to the Charter Eliminating the Classification of the Board of Directors".

     If Proposal Eight is approved (assuming Proposal Two is also approved), the holders of a majority of the outstanding shares of Common Stock will be able to amend provisions of the By-laws that set the maximum number of directors at 12.

     Consistent with the Board's view that it is in the best interest of the stockholders that holders of a majority of the voting power be able to have more control over the affairs of the Company, the Board unanimously recommends that stockholders vote to eliminate the supermajority vote requirement for By-law amendments setting the maximum number of directors.

TEXT OF THE CHARTER AMENDMENT TO ELIMINATE CERTAIN SUPERMAJORITY VOTING REQUIREMENTS

     If Proposals Three, Five, Seven and Eight are approved by the stockholders, Article Twelve of the Charter will be deleted in its entirety and replaced with the following:

                                 ARTICLE TWELVE

     The Corporation reserves the right to amend, alter, change or repeal any provision in this Certificate of Incorporation or in the By-laws, in the manner now or hereafter prescribed by statute, and all rights conferred on stockholders herein are granted subject to this reservation.

     In the event that any of Proposals Three, Five, Seven or Eight are not approved by the stockholders, additional language will be added to the above text of Article Twelve to provide that the applicable provision referred to in such proposal may not be amended without the affirmative vote of the holders of two-thirds of the outstanding shares entitled to vote in the election of directors.

                                 PROPOSAL NINE:
                            AMENDMENT TO THE CHARTER
                  TO INCREASE THE NUMBER OF AUTHORIZED SHARES

     The proposed amendment to the Charter would increase the number of shares of authorized shares of the Company's Common Stock from 50 million to 100 million. The proxy will be voted in accordance with the directions thereon with respect to Proposal Nine, or if no directions are indicated, FOR adoption of Proposal Nine.

RECOMMENDATION OF THE BOARD AND VOTE

     The approval of the amendment to the Charter increasing the number of authorized shares of Common Stock requires the affirmative vote of the holders of a majority of the outstanding shares of the Company's Common Stock entitled to vote at the Meeting.

     The Board unanimously recommends a vote FOR approval of the proposed amendment to the Charter.

INCREASE IN AUTHORIZED SHARES

     The Board believes the increase in the number of authorized shares of Common Stock will provide flexibility in connection with future stock dividends or splits, financings, investment opportunities, acquisitions of other companies, employee benefit plans and for other corporate purposes that the Board deems advisable. The Company has announced its intention to issue shares from time-to-time for corporate acquisitions, but there can be no assurance that any such issuance or issuances for other purposes will be made or, if made, as to the timing, type, or size of any issuance. The authorized but unissued Common Stock of the Company, including the increased number of shares of Common Stock if this proposed amendment is approved by the stockholders and made effective, may be issued from time to time as determined by the Board without further stockholder action (subject to any applicable stock exchange rules) unless issued in transactions, such as certain mergers, which require stockholder approval. The Company does not intend to seek stockholder approval for any such corporate acquisitions or share issuances unless required by applicable law, stock exchange rule or other regulation. The issuance of additional shares of Common Stock may cause a dilution in the equity and earnings of the present stockholders. No preemptive rights exist with respect to any outstanding shares of Common Stock.

     Of the 50 million shares currently authorized, as of January 1, 1998, 22,935,919 were issued, of which 5,274,463 are held in treasury and 17,661,456 are outstanding. As of the same date, there were 27,064,081 authorized but unissued shares, 8,257,786 shares of which were reserved for issuance upon the exercise of options under the Company's stock option plans, 2,750,000 shares of which were reserved for issuance upon the conversion of Convertible Debentures and 250,000 shares of which were reserved for issuance upon the exercise of the Company's outstanding warrants.

     If the amendment is adopted by the stockholders, the first sentence of Article Four of the Charter will be amended to read as follows:

               The Corporation shall have authority, to be exercised by the Board of Directors, to issue a total of 110,000,000 shares consisting of 100,000,000 shares of common voting stock of par value of $0.01 per share (the "Common Stock") and 10,000,000 shares of preferred stock of the par value of $0.01 per share (the "Preferred Stock").

                                 PROPOSAL TEN:
                              AMENDED AND RESTATED
                         1989 CLASS A STOCK OPTION PLAN

     The proxy will be voted in accordance with the directions thereon with respect to Proposal Ten, or if no directions are indicated, FOR adoption of Proposal Ten.

     The Board has unanimously adopted, subject to stockholder approval, the amendment and restatement of the Company's 1989 Class A Stock Option Plan (the "Amended Class A Plan"). Stockholder approval of the Amended Class A Plan is recommended by the Board to increase the number of shares of Common Stock that are issuable thereunder by 1,000,000, to extend the term of the plan through the tenth anniversary of the date on which stockholders approve the plan and to ensure the tax deductible status of the compensation income generated upon the exercise of options under the Amended Class A Plan by the Chief Executive Officer and any other participating key officers who are among the other four most highly compensated executive officers. The Amended Class A Plan contains certain other amendments that reflect recent changes in Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and other amendments that are described below. Since adoption of the Amended Class A Plan may benefit the directors and executive officers of the Company, they may be deemed to have an interest in its approval.

     As of January 1, 1998, the market value of the Common Stock (based upon the last sale price as reported on the Nasdaq National Market ("NASDAQ")) was $36.50 per share.

RECOMMENDATION OF THE BOARD CONCERNING THE APPROVAL OF THE AMENDED CLASS A PLAN

     The affirmative vote of the holders of a majority of the shares of Common Stock present or represented at the Meeting and entitled to vote is required for approval of the Amended Class A Plan. The Board recommends that the stockholders vote FOR the adoption of the proposed Amended Class A Plan so that, among other things, the Company may continue to use options as a method of compensating eligible individuals and the Company may fully deduct compensation realized from the exercise of the options granted thereunder.

DESCRIPTION OF THE AMENDED CLASS A PLAN

     The following description of the Amended Class A Plan is qualified by the full text of the Plan, which is set forth as Exhibit A to this proxy statement.

     Subject to adjustment in accordance with its terms, the Amended Class A Plan provides for 2,200,000 shares to be subject to purchase pursuant to options granted thereunder, which represents an increase of 1,000,000 over the Plan prior to its amendment and restatement. As of January 1, 1998, 1,040,000 options have been granted under the Amended Class A Plan. In order to comply with
Section 162(m) of the Code, the Amended Class A Plan limits the number of options that may be granted thereunder to an eligible employee in any one-year period to no more than 250,000 (subject to adjustment in accordance with the Amended Class A Plan).

     The Amended Class A Plan is administered by the Board or a stock option committee of the Board comprised of at least two members of the Board, and having the authority, within limitations as set forth in the Amended Class A Plan, to determine the persons to whom options may be granted, the number of shares of Common Stock to be covered by each option, the time or times at which the options may be granted or exercised and the terms and provisions of the options to be granted. The Amended Class A Plan is currently administered by the Stock Option Committee, all of the members of which are "non-employee directors" and "outside directors" within the meaning of Rule 16b-3 under the Exchange Act and Section 162(m) of the Code, respectively.

     Directors, other than Thomas R. Ferguson, Herman Sarkowsky and Albert A. Weis, the present members of the Stock Option Committee, are eligible to receive options under the Amended Class A Plan (eight persons). Although eligible, the Stock Option Committee has no present intention to grant options under the Amended Class A Plan to directors who are not also employees of the Company. Nonemployee directors receive options under the Director Plan. Only nonqualified stock options may be granted under the Amended Class A Plan.

     An option under the Amended Class A Plan may be exercised at the times specified by the Stock Option Committee at the time of grant and specified in the Option Agreement. Options granted under the Amended Class A Plan generally vest in installments of 20% over a five-year period, subject to continued employment (or consulting arrangement) with the Company and its subsidiaries. No options may be granted under the Amended Class A Plan after the tenth anniversary of the date on which stockholders approve the plan, and all options expire within ten years from the date of grant. Options granted under the Amended Class A Plan are not assignable except by will or the laws of descent and distribution or, if the Stock Option Committee so permits, and subject to such terms and conditions as the Stock Option Committee may specify, options may be transferred to family members or to one or more trusts established in whole or in part for the benefit of one or more of such family members.

     Nonqualified stock options granted under the Amended Class A Plan must have an exercise price of at least 85% (100% in the case of an optionee designated by the Stock Option Committee whose compensation may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code (a "Section 162(m) Optionee")) of the fair market value of the Common Stock on the date of grant. An optionee may pay the exercise price in cash, by certified check or bank draft or in shares of Common Stock that the optionee has owned for at least six months, or, if the Stock Option Committee so determines, pursuant to a cashless exercise procedure through a broker or by the Company withholding shares of Common Stock subject to the option which have a fair market value equal to the exercise price.

     The Amended Class A Plan has standard anti-dilution provisions.

     Under the Amended Class A Plan, an option becomes exercisable in full, whether or not it is then exercisable, upon a Change in Control (as defined below). In addition, the Stock Option Committee may determine at the time of grant or thereafter that an option will become exercisable in full or in part upon the occurrence of such circumstances or events as the Stock Option Committee determines special merit consideration. A Change in Control is generally defined as the occurrence of (i) any person (excluding Martin J. Wygod or his affiliates, the Company and Company employee benefit plans) becoming the beneficial owner of 50% or more of the combined voting power of the Company's securities, (ii) during a 24-month period the individuals who, at the beginning of such period, constituted the Company's Board (the "Incumbent Directors") ceasing to be a majority of the Board unless such new directors were elected or recommended by the Incumbent Directors, (iii) the approval of a merger or consolidation of the Company or a reclassification of its voting stock without the consent of a majority of the directors, (iv) stockholder approval of a sale of all or substantially all of the Company's assets and (v) stockholder approval of a plan of liquidation, dissolution or winding up.

     Under the Amended Class A Plan, if the Company is merged or consolidated with another corporation or in the event of a reorganization, separation or liquidation of the Company, the options will be replaced by options to purchase stock in the successor corporation.

     If an optionee terminates his service as a member of the Board or as a consultant (if retained as a consultant), he will have 30 days following his termination (or, if earlier, until expiration of the option period) to exercise his option to the extent it was exercisable as of his termination; provided, however, that if the optionee retires with the consent of the Company (defined in the Amended Class A Plan as the optionee's termination after age 65) or he dies, the optionee (or the heirs of a deceased optionee) will have 90 days in the case of the optionee's retirement, or one year in the case of his death, to exercise the option, to the extent it was exercisable as of the date of the optionee's retirement or death. If an optionee is terminated because of a violation of his duties, as determined by the Board or the Stock Option Committee, his option will terminate immediately.

     If at any time an optionee is indebted to the Company or any subsidiary, the Company may in the discretion of the Stock Option Committee withhold from the optionee (i) shares issuable upon exercise of an option, the value of which is equal to the amount of such indebtedness, or (ii) following the sale by an optionee of shares of Common Stock received pursuant to the exercise of an option, amounts due to an optionee in connection with the sale up to the amount of such indebtedness, or the Company may take any other substantially similar action to collect such debt.

     The Amended Class A Plan may be terminated and may be modified or amended by the Board at any time; provided, however, that (i) no modification or amendment will be effective without stockholder approval if such approval is required by law or under the rules of NASDAQ or the stock exchange on which the Company's Common Stock is listed, (ii) with respect to any person who was granted an option prior to the date on which stockholder approval of the Amended Class A Plan is obtained (the "Effective Date"), no such termination, modification or amendment may alter or affect the terms of any of the then outstanding options without the consent of the affected optionee and (iii) with respect to any person who is granted an option on or after the Effective Date, no such termination, modification or amendment of the Amended Class A Plan may adversely alter or affect the terms of any of the then outstanding options previously granted, without the consent of the affected optionee.

     Awards under the Amended Class A Plan are determined by the Stock Option Committee in its discretion. For this reason, it is not possible to determine the benefits and amounts that will be received by any individual participant or group of participants in the future. During the period from July 1, 1996 to June 30, 1997, the grants of options shown on the table below were made subject to stockholder approval of the Amended Class A Plan. During the period from July 1, 1997 through January 1, 1998, no options have been granted under the Amended Class A Plan.

                               NEW PLAN BENEFITS

       SYNETIC, INC. AMENDED AND RESTATED 1989 CLASS A STOCK OPTION PLAN
       -----------------------------------------------------------------

       NAME AND POSITION                                NUMBER OF OPTIONS
       -----------------                                -----------------

       James V. Manning                                          0
          President and Chief Executive Officer
       Ray E. Hannah                                          40,000
          Vice President - Porex Technologies Group
       Charles A. Mele                                       100,000
          Vice President - General Counsel
       Anthony Vuolo                                             0
          Vice President -
            Chief Financial Officer
       Victor L. Marrero                                         0
          Former Vice President and
            Chief Financial Officer
       Executive Group                                       140,000
       Non-Executive Director Group                              0
       Non-Executive Officer
          Employee Group                                         0

CERTAIN TAX MATTERS

     Options granted under the Amended Class A Plan are nonqualified options. An optionee will not recognize taxable income, and the Company will not be entitled to a deduction, upon the grant of a nonqualified stock option. Upon exercise, an optionee will recognize ordinary income in an amount equal to the amount by which the fair market value of each share on the date of exercise exceeds the option price, and may be required to make a withholding tax payment to the Company at the time of exercise in an amount equal to the minimum income tax on such income. Any delay by the optionee in making such tax payment may result in the imputation of additional taxable income to the optionee. The amount so recognized as income will be deductible by the Company, subject to
Section 162(m) of the Code.

     Upon any subsequent sale of shares by an optionee, the optionee's basis in the shares purchased for determining gain or loss will be their fair market value on the date of exercise, if such shares were acquired for cash. If the exercise of the nonqualified stock option is made by delivery of shares of Common Stock in payment of the option price, the shares delivered are deemed to be exchanged in a tax-free transaction for the equivalent number of new shares of Common Stock. Such equivalent number of new shares has the same basis and holding period as the shares exchanged. The number of shares received in excess of the number of shares delivered is included in the optionee's income at the fair market value thereof at the time of exercise. If the shares are capital assets in the hands of an optionee, any gain or loss recognized upon the sale or other disposition of these shares will be capital gain or loss, either long-term or short-term depending upon the holding period of the shares (which begins on the date the optionee recognizes income with respect to such shares, except for the shares deemed to be received in a tax-free transaction as described above).

     The foregoing is not to be considered as tax advice to any person who may be an optionee, and any such persons are advised to consult their own tax counsel.

                                PROPOSAL ELEVEN:
                              AMENDED AND RESTATED
                         1989 CLASS B STOCK OPTION PLAN

     The proxy will be voted in accordance with the directions thereon with respect to Proposal Eleven, or if no directions are indicated, FOR adoption of Proposal Eleven.

     The Board has unanimously adopted, subject to stockholder approval, the amendment and restatement of the Company's 1989 Class B Stock Option Plan (the "Amended Class B Plan"). Stockholder approval of the Amended Class B Plan is recommended by the Board to increase the number of shares of Common Stock that are issuable thereunder by 2,000,000, to extend the term of the plan through the tenth anniversary of the date on which stockholders approve the plan and to ensure the tax deductible status of the compensation income generated upon the exercise of options under the Amended Class B Plan by the Chief Executive Officer and any other participating key officers who are among the other four most highly compensated executive officers. The Amended Class B Plan contains certain other amendments that reflect recent changes in Section 16 of the Securities Exchange Act of 1934, as amended, and other amendments that are described below. Since adoption of the Amended Class B Plan may benefit the directors and executive officers of the Company, they may be deemed to have an interest in its approval.

RECOMMENDATION OF THE BOARD CONCERNING THE AMENDED AND RESTATED CLASS B STOCK OPTION PLAN

     The affirmative vote of the holders of a majority of the shares of Common Stock present or represented at the Meeting and entitled to vote is required for approval of the Amended Class B Plan. The Board recommends that the stockholders vote FOR the approval of the Amended Class B Plan so that, among other things, the Company may continue to use options as a method of compensating eligible individuals and the Company may fully deduct compensation realized from the exercise of nonqualified options granted thereunder.

DESCRIPTION OF THE AMENDED CLASS B PLAN

     The following description of the Amended Class B Plan is qualified by the full text of the Plan, which is set forth as Exhibit B to this proxy statement.

     Subject to adjustment in accordance with its terms, the Amended Class B Plan provides for 3,600,000 shares to be subject to purchase pursuant to options granted thereunder, which represents an increase of 2,000,000 over the Plan prior to its amendment and restatement. As of January 1, 1998, 1,848,400 options have been granted under the Amended Class B Plan. In order to comply with
Section 162(m) of the Code, the Amended Class B Plan limits the number of options that may be granted thereunder to an eligible employee in any one-year period to no more than 250,000 (subject to adjustment in accordance with the Amended Class B Plan).

     The Amended Class B Plan is currently administered by the Stock Option Committee and contains the identical provisions regarding administration as described under "Proposal Ten: Amended and Restated 1989 Class A Stock Option Plan".

     Eligibility for the grant of options under the Amended Class B Plan is limited to employees, officers and directors (who are also employees) of the Company and its subsidiaries and certain key consultants and agents of the Company and its subsidiaries (approximately 725 persons, although historically the Company has granted options under the plan only to directors, executive officers and officers (approximately 50 persons)). Options granted under the Amended Class B Plan may be either incentive stock options within the meaning of
Section 422 of the Code, or nonqualified stock options, as determined by the Stock Option Committee.

     An option under the Amended Class B Plan may be exercised at the times specified by the Stock Option Committee at the time of grant and specified in the Option Agreement. Options granted under the Amended Class B Plan generally vest in installments of 20% over a five-year period, subject to continued employment (or consulting arrangement) with the Company and its subsidiaries.
No options may be granted under the Amended Class B Plan after the tenth anniversary of the date on which stockholders approve the plan and all options expire within ten years from the date of grant (except that incentive stock options granted to an optionee who owns or is deemed to own more than 10% of the combined voting power of all classes of stock of the Company or a subsidiary expire within five years from the date of grant). Options granted under the Amended Class B Plan are not assignable except by will or the laws of descent and distribution or, if the Stock Option Committee so permits, and subject to such terms and conditions as the Stock Option Committee may specify, options may be transferred to family members or to one or more trusts established in whole or in part for the benefit of one or more of such family members. Incentive stock options granted under the Amended Class B Plan are not assignable.

     Under the Amended Class B Plan, the exercise price for an incentive stock option may not be less than 100% (or 110% if the optionee owns or is deemed to own more than 10% of the total combined voting power of all classes of stock of the Company or a subsidiary) of the fair market value of the Company's Common Stock on the date of grant, as determined by the Board or the Stock Option Committee, and nonqualified stock options must have an exercise price of at least 85% (100% in the case of a Section 162(m) Optionee) of the fair market value of the Common Stock on the date of grant. An optionee may pay the exercise price in cash, by certified check or bank draft or in shares of Common Stock which the optionee has owned for at least six months, or, if the Stock Option Committee so determines, pursuant to a cashless exercise procedure through a broker or by the Company withholding shares of Common Stock subject to the option which have a fair market value equal to the exercise price.

     The Amended Class B Plan has standard anti-dilution provisions.

     Under the Amended Class B Plan, if there is a Change in Control (as defined in the Amended Class A Plan), the Board of Directors may provide that options granted under the Amended Class B Plan will become exercisable in full or in part, whether or not the options are otherwise exercisable. The Stock Option Committee may, in its discretion, also include provisions in an option agreement relating to a change in control of a subsidiary. In addition, the Stock Option Committee may determine at the time of grant or thereafter that an option will become exercisable in full or in part upon the occurrence of such circumstances or events as the Stock Option Committee determines merit special consideration.

     Under the Amended Class B Plan, if the Company is merged or consolidated with another corporation or in the event of a reorganization, separation or liquidation of the Company, either (i) the options will be replaced by options to purchase stock in the successor corporation or (ii) the optionee will be given 60 days to exercise his option before it will terminate.

     If an optionee terminates his services as an employee or as a consultant (if retained as a consultant) with the Company and its subsidiaries, he will have 30 days following his termination (or, if earlier, until expiration of the option period) to exercise his option to the extent it was exercisable as of his termination; provided, however, that if the optionee retires with the consent of the Company or he dies, the optionee (or the heirs of a deceased optionee) will have 90 days in the case of the optionee's retirement, or one year in the case of his death, to exercise the option, to the extent it was exercisable as of the date of the optionee's retirement or death. If an optionee is terminated for cause because of a violation of a duty to the Company or its subsidiaries, as determined by the Board or the Stock Option Committee, his option will terminate immediately.

     If at any time an optionee is indebted to the Company or any subsidiary, the Company may in the discretion of the Stock Option Committee withhold from the optionee (i) shares issuable upon exercise of an option, the value of which is equal to the amount of such indebtedness or (ii) following the sale by an optionee of shares of Common

Stock received pursuant to the exercise of an option, amounts due to an optionee in connection with the sale up to the amount of such indebtedness or the Company may take any other substantially similar action to collect such debt.

     The Amended Class B Plan contains the identical amendment provisions as described under the heading "Proposal Ten: Amended and Restated 1989 Class A Stock Option Plan".

     Awards under the Amended Class B Plan are determined by the Stock Option Committee in its discretion. For this reason, it is not possible to determine the benefits and amounts that will be received by any individual participant or group of participants in the future. During the period from July 1, 1996 to June 30, 1997, the grants of options shown on the table below were made, subject to stockholder approval of the Amended Class B Plan. During the period from July 1, 1997 through January 1, 1998, options to purchase an aggregate of 560,000 shares have been granted under the Amended Class B Plan, subject to stockholder approval of the Amended Class B Plan.

                               NEW PLAN BENEFITS

       SYNETIC, INC. AMENDED AND RESTATED 1989 CLASS B STOCK OPTION PLAN
       -----------------------------------------------------------------

     NAME AND POSITION                                  NUMBER OF OPTIONS
     -----------------                                  -----------------

    James V. Manning                                            0
      President and Chief Executive Officer

    Ray E. Hannah                                               0
      Vice President - Porex Technologies Group

    Charles A. Mele                                          95,000
      Vice President - General Counsel

    Anthony Vuolo                                            81,000
        Vice President - Chief Financial Officer

    Victor L. Marrero                                        31,000
      Former Vice President and Chief Financial
       Officer

    Executive Group                                         207,000

    Non-Executive Director Group                                0

    Non-Executive Officer
    Employee Group                                          212,000

CERTAIN TAX MATTERS

    Nonqualified Stock Options. Nonqualified options granted under the Amended Class B Plan have the identical tax consequences to those described under "Proposal Ten: Amended and Restated 1989 Class A Stock Option Plan--Certain Tax Matters".

    Incentive Stock Options. Options granted under the Amended Class B Plan and designated by the Stock Option Committee as incentive stock options are intended to meet the requirements of the Code. In such event, an optionee will not recognize taxable income, and the Company will not be entitled to a deduction, upon the grant or exercise of an incentive stock option. The excess of the fair market value of each share over the option price at the date of exercise is an item of tax preference and may be subject to the alternative minimum tax. The alternative minimum tax paid with respect to the exercise of an incentive stock option in one year will be a credit against regular tax in subsequent years; and if, in the year the optionee sells the stock acquired under an incentive stock option, the optionee is subject to the alternative minimum tax, his basis in the stock is increased by the amount treated as an item of a tax preference in the year the option was exercised. If the holding period requirements of Section 422 are met by the optionee (i.e., no disposition of the shares is made by the optionee within two years of the grant of the option and within one year after the transfer of the shares to the optionee), then any gain or loss recognized by the optionee upon disposition of the shares will be treated as long-term capital gain or loss (assuming the shares are capital assets in the hands of the optionee).

    If the shares acquired on exercise of an incentive stock option are disposed of prior to the expiration of either of the required holding periods, the optionee will recognize ordinary income in the disposition year. The amount of ordinary income will be the lesser of (a) the excess of the fair market value of the shares on the date of exercise of the option over the option price, or (b) the amount realized on the disposition of the shares over the amount paid for such shares, so long as the disposition is by sale or exchange with respect to which a loss, if sustained, would be recognized. The Company will receive a deduction at the time of the disqualifying disposition in the amount equal to the ordinary income recognized by the optionee, subject to general rules pertaining to the reasonableness of compensation and Section 162(m) of the Code. In addition, long-term or short-term capital gain may be recognized by the optionee in an amount equal to the excess of the amount realized on the disqualifying disposition over the sum of the option price and the ordinary income recognized by the optionee.

    If the exercise of an incentive stock option is made by delivery of shares of Common Stock in payment of the option price, and such delivered shares were not acquired upon the exercise of an incentive stock option or if so acquired are so delivered after expiration of the holding period requirements, the shares delivered are deemed to be exchanged in a tax-free transaction for the equivalent number of new shares of Common Stock. Such equivalent number of new shares has the same basis and holding period as the shares exchanged. The number of shares received in excess of the number of shares delivered has a zero basis. If shares so acquired are sold more than two years after the incentive stock option was granted and more than one year after the transfer of the shares to the optionee, the gain or loss arising from the sale based upon the amount realized upon such sale will constitute long-term capital gain or loss (assuming the shares are capital assets in the hands of the optionee). Proposed Treasury regulations provide that, if an incentive stock option is exercised with previously acquired shares, and any of the shares received on exercise are disposed of before the holding period requirements are satisfied, such disposition will be deemed to be a disposition of the shares with the lowest basis acquired upon exercise of the incentive stock option. The exercise of an incentive stock option by delivery of shares acquired upon the exercise of an incentive stock option prior to the expiration of the holding period requirements will be deemed to be a taxable exchange and a disqualifying disposition of the incentive stock option so delivered; but the shares so purchased should still be entitled to incentive stock option treatment as described above if the applicable holding period requirements are met.

    If an option is exercised by the estate of an optionee, the above-described holding period requirements do not apply, and, when the estate disposes of the stock acquired by exercise of the option, it will not recognize any ordinary income. The estate, however, may recognize long-term or short-term capital gain and any long-term capital gain may be subject to the alternative minimum tax. The Company will receive no deduction.

    The foregoing is not to be considered as tax advice to any person who may be an optionee, and any such persons are advised to consult their own tax counsel.

                                PROPOSAL TWELVE:
                              AMENDED AND RESTATED
                  1991 SPECIAL NONQUALIFIED STOCK OPTION PLAN

    The proxy will be voted in accordance with the directions thereon with respect to Proposal Twelve, or if no directions are indicated, FOR adoption of Proposal Twelve.

    The Board has unanimously adopted, subject to stockholder approval, the amendment and restatement of the Company's 1991 Special Nonqualified Stock Option Plan (the "Amended 1991 Plan"). Stockholder approval is recommended by the Board to increase the number of shares of Common Stock that are issuable thereunder by 500,000, to extend the term of the plan through the tenth anniversary of the date on which stockholders approve the plan and to ensure the tax deductible status of the compensation generated upon the exercise of options granted thereunder. The Amended 1991 Plan contains certain other amendments that are described below.

RECOMMENDATION OF THE BOARD CONCERNING THE APPROVAL OF THE AMENDED 1991 PLAN

     The affirmative vote of the holders of a majority of the shares of Common Stock present or represented at the Meeting and entitled to vote is required for approval of the Amended 1991 Plan. The Board recommends that the stockholders vote FOR the approval of the Amended 1991 Plan so that, among other things, the Company may continue to use options as a method of compensating eligible individuals and the Company may fully deduct compensation realized from the exercise of options granted thereunder.

DESCRIPTION OF THE AMENDED 1991 PLAN

     The following description of the Amended 1991 Plan is qualified by reference to the full text of the plan, which is set forth as Exhibit C to this proxy statement.

     Subject to adjustment in accordance with its terms, the Amended 1991 Plan provides for 2,750,000 shares to be subject to purchase pursuant to options granted thereunder, which represents an increase of 500,000 over the Plan prior to its amendment and restatement. As of January 1, 1998, 2,100,380 options have been granted under the Amended 1991 Plan.

     The Amended 1991 Plan is currently administered by the Stock Option Committee and contains the identical provisions regarding administration as described under "Proposal Ten: Amended and Restated 1989 Class A Stock Option Plan", except that under certain circumstances the Stock Option Committee may delegate authority to grant options under the Amended 1991 Plan to certain designated directors who are also officers of the Company.

     Awards under the Amended 1991 Plan may be granted to key employees and consultants of the Company (approximately 700 individuals); provided that no option may be granted to an employee who at the time of such grant is an officer or director of the Company. Although officers may not receive grants of options under the Amended 1991 Plan, the Amended 1991 Plan is designed to comply with
Section 162(m) of the Code due to the fact that an optionee may become subject to Section 162(m) in the future by becoming the Chief Executive Officer or one of the four most highly compensated executive officers of the Company (e.g., at the time the optionee exercises the option). It is, therefore, possible that grants previously made under the Amended 1991 Plan may become subject to the limitation on deductible compensation contained in Section 162(m) of the Code.

     Only nonqualified stock options may be granted under the Amended 1991 Plan and, in order to comply with the requirements of Section 162(m) of the Code, optionees may be granted options under the Amended 1991 Plan for a maximum of 250,000 shares of Common Stock per calendar year. Each option granted under the Amended 1991 Plan must be evidenced by a stock option agreement. Each stock option agreement will specify the number of shares of Common Stock for which options have been granted, the exercise price, the applicable vesting schedule, the manner and time and medium of payment upon exercise and the effective term of the option. In addition, stock option agreements may contain such other terms as the Stock Option Committee may prescribe. Such additional terms may vary among the stock option agreements. No option may be granted under the Amended 1991 Plan after the tenth anniversary of the date on which stockholders approve the plan and all options expire within 15 years and one day from the date of grant. Options granted under the Amended 1991 Plan are not assignable except by will or the laws of descent and distribution or, if the Stock Option Committee so permits, and subject to such terms and conditions as the Stock Option Committee may specify, options may be transferred to family members or to one or more trusts established in whole or in part for the benefit of one or more of such family members.

     Nonqualified stock options granted under the Amended 1991 Plan must have an exercise price of at least 100% of the fair market value of the Common Stock on the date of grant (as determined by the Board or the Stock Option Committee).

     The Amended 1991 Plan contains standard antidilution provisions.

     Under the Amended 1991 Plan, an option is exercisable at the times specified by the Stock Option Committee in the applicable stock option agreement; provided that, unless otherwise specified by the Stock Option Committee and set forth in the stock option agreement, the option will become exercisable during the first five years in which the option is outstanding at the rate per year of 20% of the total number of shares of Common Stock issuable under the option. The Stock Option Committee may also determine at the time of grant or thereafter that an option will become exercisable in full or in part, whether or not it is then exercisable under the stock option agreement, in other circumstances that merit special consideration.

     If at any time an optionee is indebted to the Company or any subsidiary, the Company may in the discretion of the Stock Option Committee withhold from the optionee (i) shares issuable upon exercise of an option, the value of which is equal to the amount of such indebtedness or (ii) following the sale by an optionee of shares of Common Stock received pursuant to the exercise of an option, amounts due to an optionee in connection with the sale up to the amount of such indebtedness or the Company may take any other substantially similar action to collect such debt.

     If the Company is merged or consolidated with another corporation or in the event of a reorganization, separation or liquidation of the Company, the Board or the board of directors of any corporation assuming the obligations of the Company under the Amended 1991 Plan may either (i) make appropriate provisions for the protection of any outstanding options by the substitution on an equitable basis of appropriate securities of the Company, or appropriate securities of the merged, consolidated, or otherwise reorganized corporation, or the appropriate adjustment in the option price, or both, or (ii) give written notice to the optionees that their options must be exercised, to the extent then exercisable, within 60 days of the date of such notice or the options will terminate.

     In the event that the employment of an optionee who is a key employee of the Company is terminated, all unexercised options (both vested and unvested) held by such optionee will expire 30 days after he is terminated unless the optionee is retained by the Company as a consultant immediately after such termination of employment or the Stock Option Committee grants the optionee, in writing, an extended term. Upon the retirement of an optionee from employment with the Company, the unvested portion of any options held by the optionee will expire on the retirement date and the portion of the options that is exercisable on such date will remain exercisable for 90 days thereafter. If an optionee dies while working for the Company as a key employee or contractor or within 30 days following the date of termination of the optionee's status as a key employee or contractor (or within the 90-day period after the date of the optionee's retirement) any unexercised portion of the options which was otherwise exercisable on the date of death will be exercisable by the estate or heirs of the optionee for a period of one year after the date of death.

     The Amended 1991 Plan contains the identical amendment provisions as described under the heading "Proposal Ten: Amended and Restated 1989 Class A Stock Option Plan". During the period from July 1, 1996 to June 30, 1997, the grants of options shown on the table below were made. Such grants were not made subject to stockholder approval of the Amended 1991 Plan and, accordingly, may be subject to Section 162(m) of the Code. During the period from July 1, 1997 through January 1, 1998, options to purchase an aggregate of 255,000 shares have been granted under the Amended 1991 Plan, 175,000 of which were made subject to stockholder approval of the Amended 1991 Plan.

                               NEW PLAN BENEFITS

           SYNETIC, INC. 1991 SPECIAL NONQUALIFIED STOCK OPTION PLAN
           ---------------------------------------------------------

     NAME AND POSITION                             NUMBER OF OPTIONS
     -----------------                             -----------------

James V. Manning                                            0
     President and Chief Executive Officer

Ray E. Hannah                                               0
     Vice President - Porex Technologies Group

Charles A. Mele                                             0
     Vice President - and General Counsel

Anthony Vuolo                                               0
     Vice President -
       Chief Financial Officer

Victor L. Marrero                                           0
     Former Vice President and
       Chief Financial Officer

Executive Group                                             0

Non-Executive Director Group                                0

Non-Executive Officer
     Employee Group                                      862,750

CERTAIN TAX MATTERS

     The tax consequences applicable to the Amended 1991 Plan are identical to the tax consequences described in "Proposal Ten: Amended and Restated 1989 Class A Stock Option Plan--Certain Tax Matters".

                               PROPOSAL THIRTEEN:
                       APPROVAL OF THE INDIVIDUAL OPTION

     The proxy will be voted in accordance with the directions thereon with respect to Proposal Thirteen, or if no directions are indicated, FOR adoption of Proposal Thirteen.

     On June 23, 1997 (the "Grant Date") and subject to approval by the stockholders of the Company, the Stock Option Committee granted a nonqualified option to purchase 250,000 shares of Common Stock (the "Individual Option") to Mr. Holstein, an officer of the Company, in order to reward Mr. Holstein for his service to the Company and to provide him with an additional long-term incentive in the form of an equity interest in the Company.

RECOMMENDATION OF THE BOARD CONCERNING THE APPROVAL OF THE INDIVIDUAL OPTION

     The affirmative vote of the holders of a majority of the shares of Common Stock present or represented at the Meeting and entitled to vote is required for approval of the Individual Option. The Board recommends that the stockholders vote FOR the adoption of the proposed Individual Option so that, among other things, the Company may fully deduct compensation realized from the exercise of the Individual Option.

DESCRIPTION OF THE INDIVIDUAL OPTION

     The Individual Option has an exercise price of $34.875 per share. The Individual Option was granted outside of the Company's stock option plans and is evidenced by an individual stock option agreement (the "Individual Agreement") between the Company and Mr. Holstein. A copy of the Individual Agreement is attached hereto as Exhibit D to the proxy statement and this summary is qualified in its entirety by reference thereto. The Company also granted a nonqualified option to purchase 250,000 shares of Common Stock to Mr. Holstein on October 2, 1996 (the "Grant Date") under the 1991 Special Nonqualified Stock Option Plan. In the event Mr. Holstein becomes Chief Executive Officer or is one of the four most highly compensated executive officers (as determined under Section 162(m) of the Code) at the time of exercise of the grant made on October 2, 1996, the compensation attributable to such option may be subject to the limitation on deductible compensation contained in Section 162(m).

     The Individual Option will vest and become exercisable at the rate of 20% per year, commencing on the first anniversary of the Grant Date and ending on the fifth anniversary of the Grant Date at which time the Individual Option will be fully vested. The vested portion of the Individual Option will remain exercisable until the earlier of (i) the fifteenth anniversary of the Grant Date, on which date the unexercised portion of the Individual Option will expire or (ii) Mr. Holstein's termination of employment, in which case the expiration of the unexercised portion of the Individual Option will be determined in accordance with the reasons for such termination, as described in the following paragraph.

     If Mr. Holstein's employment is terminated by the Company for Cause (as defined in the Individual Agreement) or Mr. Holstein resigns from his employment with the Company without Cause, the vested and unvested portions of the Individual Option will expire on the date of such termination. If Mr. Holstein's employment is terminated by the Company without Cause or by Mr. Holstein for Cause, Mr. Holstein will retain the vested portion of the Individual Option and any portion of the Individual Option that has not vested will continue to vest as if Mr. Holstein had remained employed by the Company until the earlier of (i) the second anniversary of the date of termination and
(ii) the occurrence of any event that would constitute Cause for purposes of Mr. Holstein's termination by the Company. If Mr. Holstein's employment with the Company is terminated either (i) by Mr. Holstein upon 30 days' written notice to the Company at any time after the first anniversary of a Change in Control, as defined below (or a shorter period to the extent that the acquiring company does not request Mr. Holstein's services), (ii) by the Company due to Mr. Holstein's mental or physical incapacity to regularly perform his duties to the Company for more than ninety consecutive days or an aggregate of one hundred and twenty days during a twelve-month period, or (iii) due to Mr. Holstein's death, any portion of the Individual Option that is not vested as of the date of such termination will remain outstanding and continue to vest as if Mr. Holstein had remained employed by the Company until the earlier of (i) November 6, 2002 and (ii) the occurrence of any event that would constitute Cause for purposes of Mr. Holstein's termination by the Company. For purposes of the Individual Option, a Change in Control is generally the occurrence of (i) the acquisition of 50% or more of the voting power of the Company (excluding an acquisition thereof by Martin J. Wygod and his affiliates) or a reorganization, merger, consolidation or sale of all or substantially all of the assets of the Company and, in each case, where immediately following such event the Chairman of the Board ceases to hold one or more of the following positions: Chairman of the Board, Chief Executive Officer or a senior executive officer of the acquirer with duties and responsibilities which are greater than or substantially equivalent to those prior to such acquisition or business combination, or (ii) a complete liquidation or dissolution of the Company.

     In the event that Mr. Holstein is retained by the Company as a consultant within thirty days after a termination of Mr. Holstein's employment with the Company, he will be deemed to continue his employment with the Company for purposes of the Individual Agreement. Accordingly, if Mr. Holstein becomes a consultant to the Company during such thirty-day period, he will retain the Individual Option and the Individual Option will continue to vest as if he were an employee of the Company during the period that Mr. Holstein is retained by the Company as a consultant and until thirty days after Mr. Holstein ceases to be so retained.

     The exercise price for the Individual Option is payable in cash or, if shares of the Company's Common Stock are then publicly traded, in shares of Common Stock (valued for this purpose at their then fair market value) or a combination of the two. The Individual Option is not transferable by Mr. Holstein other than by will or the laws of descent and distribution, except that the Stock Option Committee may, in its sole discretion, permit the transfer of the Individual Option to Mr. Holstein's family members or to one or more trusts established in whole or in part for the benefit of one or more of such family members.

     In the event of any stock split or reverse split of the issued Common Stock of the Company, or any other recapitalization of the Company, or any business combination or other transaction involving the Company, the Board or the Stock Option Committee will make such appropriate adjustments to the terms of the Individual Option as deemed appropriate. However, the Board or the Stock Option Committee will be required to make equitable adjustments if, as a result of such event, the Common Stock is no longer publicly traded and in certain other circumstances.

     If the Company is merged or consolidated with another corporation, or in the event of a reorganization of the Company, the Board or the board of directors of any corporation assuming the obligations of the Company hereunder must either (i) make appropriate provisions for the protection of any outstanding portion of the Individual Option by the substitution on an equitable basis of appropriate securities of the Company, or appropriate securities of the merged, consolidated or otherwise reorganized corporation, or the appropriate adjustment in the Individual Option price, or both, or (ii) give written notice to Mr. Holstein that the Individual Option must be exercised, to the extent then exercisable, within sixty days of the date of such notice or the Individual Option will terminate, and to the extent that the Individual Option is not exercised within such sixty-day period, it will terminate and be of no further effect.

CERTAIN TAX MATTERS

     The tax consequences applicable to the Individual Option are identical to the tax consequences described under "Proposal Ten: Amended and Restated 1989 Class A Stock Option Plan--Certain Tax Matters".

                               PROPOSAL FOURTEEN:
                       RATIFICATION OF INDEPENDENT AUDITORS

     Upon recommendation of the Audit Committee, the Board has appointed Arthur Andersen LLP as its independent auditors for the fiscal year ending June 30, 1998. A resolution will be submitted to stockholders at the Meeting to ratify their appointment. The affirmative vote of the holders of a majority of the shares of Common Stock present at the Meeting with respect to Proposal Fourteen will be required to approve this resolution. The Board recommends a vote FOR this resolution. The proxy will be voted in accordance with the directions thereon with respect to Proposal Fourteen or, if no directions are indicated, FOR ratification of the appointment of Arthur Andersen LLP. Although stockholder approval of the Board's appointment of Arthur Andersen LLP is not required by law, the Board believes that it is advisable to give stockholders an opportunity to ratify this selection. If this proposal is not approved at the Annual Meeting, the Board of Directors will reconsider its selection of Arthur Andersen LLP.

     A representative of Arthur Andersen LLP is expected to be present at the Meeting. The representative will be afforded an opportunity to make a statement and will be available to respond to questions by stockholders. If the resolution ratifying the appointment of Arthur Andersen LLP as independent auditors is approved by the stockholders, the Board of Directors nevertheless retains the discretion to select different auditors in the future, should the Board then deem such selection to be in the Company's best interest. Any such selection need not be submitted to a vote of stockholders.

                 STOCKHOLDER PROPOSALS FOR 1998 ANNUAL MEETING

     Stockholders are entitled to submit proposals on matters appropriate for stockholder action consistent with regulations of the Commission. Should a stockholder intend to present a proposal at the Company's 1998 Annual Meeting, which will be held after the end of the Company's fiscal year ending June 30, 1998, it must be received by the Secretary of the Company, 669 River Drive, Elmwood Park, New Jersey 07407-1361, not later than June 30, 1998 in order to be included in the Company's proxy statement and form of proxy relating to that meeting.


                      WHERE YOU CAN FIND MORE INFORMATION

     The Company files annual, quarterly and special reports, proxy statements and other information with the Commission. A copy of the Company's Annual Report to Stockholders for the fiscal year ended June 30, 1997 accompanies this Proxy Statement. You may read and copy reports, statements or other information filed by the Company at the Commission's public reference rooms in Washington, D.C., New York City, and Chicago. Please call the Commission at 1-800-SEC-0330 for further information on these public reference rooms. The Company's filings are also available to the public at the web site maintained by the Commission at "http://www.sec.gov" and from commercial document retrieval services.

     This Proxy Statement incorporates by reference the portions of the documents set forth below that the Company has previously filed with the Commission. These documents contain important information about the Company and its finances.

     . The financial statements contained in Item 14 of the Company's Annual Report on Form 10-K for the year ended June 30, 1997.

     . The financial statements contained in Part I of the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1997.

     The Company also incorporates by reference the equivalent sections of any quarterly reports or special reports the Company files with the Commission between the date of this Proxy Statement and the date of the Annual Meeting.

     If you are a stockholder, the Company may have sent you some of the documents incorporated by reference, but you may obtain any of them through the Company or the Commission. Documents incorporated by reference are available from the Company without charge, excluding all exhibits unless such exhibits have been specifically incorporated by reference in this Proxy Statement. Stockholders may obtain documents incorporated by reference in this Proxy Statement by requesting them in writing or by telephone at the following address:

         Administrator of Shareholder Relations
         Synetic, Inc.
         River Drive Center 2
         669 River Drive
         Elmwood Park, New Jersey  07407-1361
         (201) 703-3400


                                 MISCELLANEOUS

     Where information contained in this Proxy Statement rests particularly within the knowledge of a person other than the Company, the Company has relied upon information furnished by such person or contained in filings made by such person with the Commission.

                              By Order of the Board of Directors


                              Charles A. Mele
                              Secretary

[X] PLEASE MARK VOTES AS IN THIS EXAMPLE


                             REVOCABLE PROXY CARD
                                 SYNETIC, INC.


                 ANNUAL MEETING OF STOCKHOLDERS MARCH 25, 1998


     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY. THE DIRECTORS RECOMMEND A VOTE FOR ELECTION OF ALL NOMINEES AND FOR PROPOSALS 2 THROUGH 14.

The undersigned hereby appoints James V. Manning, Charles A. Mele and David J. Schlanger, and each of them, as the true and lawful agents of proxies of the undersigned, with full power of substitution, to represent the undersigned and to vote all shares of stock that the undersigned is entitled in any capacity to vote at the Annual Meeting of Stockholders of SYNETIC, INC. (the "Company") to be held at the St. Regis Hotel, Two East 55th Street, New York, New York 10022 at 9:30 A.M., local time, on March 25, 1998 and at any and all adjournments or postponements thereof, on the matters set forth below, and, in their discretion, upon all matters incident to the conduct of the Annual Meeting and upon such other matters as may properly be brought before the meeting. This proxy revokes all prior proxies given by the undersigned. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR LISTED BELOW, ALLOCATING VOTES EVENLY AMONG THE THREE NOMINEES, AND FOR EACH OF PROPOSALS 2 THROUGH 14.


 1.  The election as directors of all nominees listed below           For   Withhold  For All
     (except as marked to the contrary below) to serve a term                         Except
     of three years:
                                                                      [  ]  [  ]      [  ]

     RAY E. HANNAH, ROGER H. LICHT, BERNARD A. MARDEN
     AND HERMAN SARKOWSKY.

     INSTRUCTION:  TO WITHHOLD AUTHORITY
     TO VOTE FOR ANY INDIVIDUAL NOMINEE,
     MARK "FOR ALL EXCEPT" AND WRITE THAT
     NOMINEE'S NAME IN THE SPACE PROVIDED
     BELOW.  TO ALLOCATE VOTES AMONG
     NOMINEES UNDER THE PROVISIONS FOR
     CUMULATIVE VOTING DESCRIBED IN THE
     ACCOMPANYING PROXY STATEMENT,
     SPECIFY VOTING INSTRUCTIONS IN THE
     SPACE PROVIDED BELOW.

     _____________________________________

 2.  Amendment to the Certificate of Incorporation to                 For   Against   Abstain
     eliminate the classified Board of Directors and to
     provide for the annual election of all directors                 [  ]  [  ]      [  ]
     commencing at next's years Annual Meeting of
     Stockholders of the Company.


 3.  Amendment to the Certificate of Incorporation to                 For   Against   Abstain
     eliminate the requirement that provisions of the
     Certificate of Incorporation relating to the classification      [  ]  [  ]      [  ]
     of the Board of Directors and the election of one-third of the Board of Directors at each annual meeting may only
     be amended with the affirmative vote of the holders of
     two-thirds of the shares entitled to vote in the election of directors.  The effectiveness of Proposal Three is
     expressly conditioned upon the adoption of Proposal
     Two by stockholders, and will not be effective absent
     such adoption.


 4.  Amendment to the Certificate of Incorporation to                 For   Against   Abstain
     eliminate cumulative voting in the election of directors.
                                                                      [  ]  [  ]      [  ]

 5.  Amendment to the Certificate of Incorporation to                 For   Against   Abstain
     eliminate the requirement that provisions of the
     Certificate of Incorporation relating to cumulative voting       [  ]  [  ]      [  ]
     may only be amended with the affirmative vote of the
     holders of two-thirds of the shares entitled to vote in the election of directors.  The effectiveness of Proposal Five is expressly conditioned upon the adoption of Proposal
     Four by stockholders, and will not be effective absent
     such adoption.


 6.  Amendment to the Certificate of Incorporation to                 For   Against   Abstain
     provide that any director may be removed, either with
     or without cause, at any time, by the affirmative vote of        [  ]  [  ]      [  ]
     a majority of the outstanding shares entitled to vote.
     The effectiveness of Proposal Six is expressly
     conditioned upon the adoption of Proposal Two by
     stockholders, and will not be effective absent such
     adoption.


 7.  Amendment to the Certificate of Incorporation to                 For   Against   Abstain
     eliminate the requirement that provisions of the
     Certificate of Incorporation relating to the power to            [  ]  [  ]      [  ]
     remove directors or to fill vacancies on the Board of
     Directors may only be amended with the affirmative
     vote of the holders of two-thirds of the shares entitled to vote in the election of directors.  The effectiveness of
     Proposal Seven is expressly conditioned upon the
     adoption of Proposal Two and Proposal Six by
     stockholders, and will not be effective absent such
     adoption.


 8.  Amendment to the Certificate of Incorporation to                 For   Against   Abstain
     eliminate the requirement that the provision of the
     Company's By-laws setting the maximum number of                  [  ]  [  ]      [  ]
     directors may only be amended with the affirmative vote
     of the holders of two-thirds of the shares entitled to vote in the election of directors.  The effectiveness of
     Proposal Eight is expressly conditioned upon the
     adoption of Proposal Two by stockholders, and will not
     be effective absent such adoption.


 9.  Amendment to the Certificate of Incorporation to                 For   Against   Abstain
     increase the number of authorized shares of Common
     Stock from 50 million to 100 million.                            [  ]  [  ]      [  ]


10.  Ratification and Approval of the Amended and Restated            For   Against   Abstain
     1989 Class A Stock Option Plan.
                                                                      [  ]  [  ]      [  ]

11.  Ratification and Approval of the Amended and Restated            For   Against   Abstain
     1989 Class B Stock Option Plan.
                                                                      [  ]  [  ]      [  ]

12.  Ratification of the Amended and Restated 1991 Special            For   Against   Abstain
     Nonqualified Stock Option Plan.
                                                                      [  ]  [  ]      [  ]

13.  Ratification of the grant on June 23, 1997 of a                  For   Against   Abstain
     nonqualified option to acquire 250,000 shares of
     Common Stock to an officer of the Company.                       [  ]  [  ]      [  ]


14.  Ratification of the appointment of Arthur Andersen LLP           For   Against   Abstain
     as independent public auditors of the Company for the
     fiscal year ending June 30, 1998.                                [  ]  [  ]      [  ]


     RECEIPT OF NOTICE OF SAID MEETING AND OF THE PROXY STATEMENT AND ANNUAL REPORT OF SYNETIC, INC. IS HEREBY ACKNOWLEDGED.

     Please sign this proxy exactly as your name appears hereon. Joint owners should each sign. Trustees, executors, administrators and others signing in a representative capacity should indicate in which capacity they are signing. An authorized officer may sign on behalf of a corporation and should indicate the name of the corporation and his capacity.

Please be sure to sign and date this proxy in the box below.
Date [    ], 1998

________________________________________________________
Stockholder sign above     Co-holder (if any) sign above

DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED.

                                 SYNETIC, INC.

                              PLEASE ACT PROMPTLY
                    SIGN, DATE & MAIL YOUR PROXY CARD TODAY